As filed with the Securities and Exchange Commission on August 27, 2026

File No. 333-[___]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. __

☐ Post-Effective Amendment No. __

Saba Capital Income & Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

405 Lexington Avenue, 58th Floor
New York, New York 10174
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
(212) 542-4635
(Area Code and Telephone Number)

Michael D’Angelo
Saba Capital Income & Opportunities Fund
405 Lexington Avenue
New York, New York 10174
(Name and Address of Agent for Service)

Copies to:

George Silfen
Alston & Bird LLP
90 Park Avenue
New York, New York 10016

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF
SABA CAPITAL INCOME & OPPORTUNITIES FUND II (“SABA” or the “Target Fund”)

[●], 2026

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.	You are receiving the Proxy Statement/Prospectus as a holder of common shares of Saba Capital Income & Opportunities Fund II (“Saba” or the “Target Fund”) in connection with the solicitation of proxies by the Target Fund’s Board of Trustees (the “Board”) for use at the special meeting of shareholders of the Target Fund (the “Meeting”).

At the Meeting, shareholders of the Target Fund (“Shareholders”) will be asked to vote on the following proposal (the “Proposal”):

To approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which the Target Fund would reorganize into Saba Capital Income & Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”) and the Target Fund would cease to operate as a standalone fund (the “Merger” or the “Reorganization”).

The Target Fund’s Board unanimously recommends that you vote FOR the Proposal.

Proposal Regarding the Merger

Q.	Why has the Target Fund’s Board recommended the Proposal?

A.	Saba Capital Management, L.P. (“the Investment Manager”) recommended the Proposal as part of an initiative to increase the scale of assets of the combined fund, to help increase the quality and quantity of available investment opportunities, achieve greater operating efficiencies, and provide the Target Fund with access to a leverage facility that can help fuel additional returns. The Board considered the Merger and determined that the Merger would be in the best interests of the Target Fund. The Board believes that the proposed Merger would benefit the shareholders of the Target Fund in a number of ways, including, among others:

●	Potentially greater secondary market liquidity and improved secondary market trading for combined fund shares as a result of the combined funds’ greater share volume, which may lead to a narrower trading discount of market price to net asset value (“NAV”) per share (“NAV Discount”), narrower bid-ask spreads and smaller trade-to-trade price movements;

●	Increased portfolio management flexibility due to the larger asset base of the combined fund;

●	Greater portfolio diversification;

i

●	Potentially higher dividend distribution rate; and

●	Access to an existing credit facility that can be leveraged to help fuel additional returns.

For these reasons, among other factors, the Board has determined that the Merger is in the best interest of the Target Fund and has approved the Merger, recommending that Shareholders also approve it.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	The Funds have identical investment objectives and substantially identical principal strategies, and, as a result, have substantially identical material risk factors.

See “The Proposal—A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies,” “The Proposal—A. Synopsis—Comparative Risk Information” and “The Proposal—B. Risk Factors—Risks of Investing in the Acquiring Fund—Leverage Risk” for more information.

Q.	How will the Merger impact fees and expenses of the Funds?

A.	The Board considered that the Acquiring Fund presently has a higher fund-level expense ratio (including higher management fee rate) than the Target Fund. Nevertheless, the Board observed that much of the increase in expenses for the Target Fund is associated with the Acquiring Fund’s investment leverage costs (given that the Target Fund presently does not have any access to a leverage facility to engage in direct borrowings seeking enhanced returns). The Board also observed that other than interest and financing costs, the combined fund’s “other expenses” would be reduced due to operating efficiencies associated with the Merger. It was also recognized that although the Target Fund’s assets would be subject to a higher management fee rate following the Merger with the Acquiring Fund, the combined structure reflects a management fee appropriate for a product that can provide shareholders with significantly greater investment exposure through access to direct leverage (which the Target Fund does not presently have) and that the Acquiring Fund fee rate/structure is materially lower than Saba Capital’s management fee rate/structure for its client vehicles pursuing opportunistic strategies across various asset classes (like the Funds).

See the Comparative Fee Table on page 9 of the enclosed Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Acquiring Fund” on page 83.

Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Merger?

A.	Yes. The Target Fund and the Acquiring Fund, and indirectly their shareholders, will bear their respective costs of the Merger, whether or not the Merger is consummated.

The costs of the Merger for the Target Fund are estimated to be $325,000, but the actual costs may be higher or lower than that amount. These costs consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger. If the Merger is not consummated for any reason, including because the requisite shareholder approval is not obtained, the Target Fund, and shareholders of the Target Fund indirectly, will still bear the costs of the Merger.

Q.	Will the Merger constitute a taxable event for the Target Fund’s shareholders?

A.	No. As a non-waivable condition to closing, each of the Target Fund and Acquiring Fund will receive an opinion of counsel, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a direct result of the Merger. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. It is presently estimated that no material portions of the Target Fund’s investment portfolio would be sold by the Acquiring Fund following the Merger. To the extent the Acquiring Fund sells securities received from the Target Fund following the Merger, the Acquiring Fund may recognize gains (including any built-in gain in the portfolio investments of the Target Fund that was unrealized at the time of the Merger), which may result in a greater amount of taxable distributions to Acquiring Fund shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Merger).

Q.	As a result of the Merger, will shareholders of the Target Fund receive new shares of the Acquiring Fund?

A.	Yes. Upon the closing of the Merger, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Merger, of the Acquiring Fund shares received by the Target Fund’s shareholders will be equal to the aggregate net asset value of the shares of the Target Fund held by its shareholders as of such time.

Following the Merger, shareholders of the Acquiring Fund will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holding of the Acquiring Fund prior to the Merger.

Q.	Will management of the Target Fund or Acquiring Fund change as a result of the Merger?

A.	No. Saba Capital currently serves as the Investment Manager to both the Target Fund and the Acquiring Fund. The Investment Manager manages the portfolio of the Target Fund and the Acquiring Fund using the same team of analysts and portfolio managers. Boaz Weinstein and Paul Kazarian are portfolio managers of both the Target Fund and the Acquiring Fund. The Acquiring Fund will continue to be managed by Saba Capital and Messrs. Weinstein and Kazarian after the completion of the Merger.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained, including approval of the Agreement by shareholders of the Target Fund and approval by the Acquiring Fund shareholders of the issuance of Acquiring Fund shares in connection with the Agreement. In addition, certain other consents, opinions, confirmations and/or waivers from third parties, and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of the Target Fund entitled to vote approve the Merger and the Target Fund satisfies all of its closing conditions if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfies (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Target Fund, including (to the extent the Target Fund did not obtain requisite shareholder approval of the Merger) conducting additional solicitations with respect to the Proposal or, in any case, continuing to operate the Target Fund as a standalone fund.

The Funds exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Proposal.

Q.	What is the timetable for the Merger?

A.	If the shareholder approvals and other conditions to closing are satisfied (or waived), the Merger is expected to take effect on or about [●], 2026, or such other date as the parties may agree.

Q.	How does the Board recommend that shareholders vote on the Proposal?

A.	After careful consideration, the Board has determined that the Proposal is in the best interests of the Target Fund and recommends that you vote FOR such proposal.

The Board of the Acquiring Fund has also determined that the Proposal is in the best interests of the Acquiring Fund and has recommended that its shareholders approve the issuance of Acquiring Fund shares in connection with the Agreement.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call [●], the proxy solicitor hired by the Target Fund, at [●] on weekdays during its business hours of [●] Eastern Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by attending the Meeting, or by mail, by telephone or over the Internet:

●	By Internet. Please refer to the enclosed Proxy Ballot, go to the internet address provided and follow the instructions for voting on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Telephone. Please call the toll-free number for telephone voting, which can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●	By Mail. Please mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

●	Virtually at the Meeting. You can vote your shares virtually at the Meeting. There is no physical location for the Meeting. If you expect to attend the Meeting virtually, please call [●] at [●].

Q.	How can I attend the Meeting?

A.	The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of record as of the close of business on [●], 2026, or if you hold a valid proxy for the Meeting. There will be no physical location for the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting [●]. You also will be able to vote your shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The virtual Meeting will begin promptly at [●], Eastern Time, on [●], 2026. We encourage you to access the Meeting prior to the start time leaving ample time for check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meeting virtually on the Internet?

A.	To participate in the Meeting, shareholders must register in advance by visiting [●] and submitting the requested required information to [●], the Target Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Target Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than two (2) business days prior to the Meeting, [●], 2026, but in any event, the legal proxy must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit [●], submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from [●] that confirms that their registration request has been received and is under review by [●]. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting.

Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Target Fund, as of the record date, present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold its Meeting or the vote on the Proposal and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

v

[●], 2026

SABA CAPITAL INCOME & OPPORTUNITIES FUND II (SABA)

NOTICE OF Special MEETING OF SHAREHOLDERS
TO BE HELD ON [●], 2026

To the Shareholders:

Notice is hereby given that the Special Meeting of Shareholders of Saba Capital Income & Opportunities Fund II (“Saba” or the “Target Fund”) will be held on [●], 2026 at [●], Eastern Time (the “Meeting”), for the following purpose:

1.	Agreement and Plan of Reorganization. To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (to be distributed to shareholders of the Target Fund) and the assumption by the Acquiring Fund of all of the liabilities and obligations of the Target Fund, thereby resulting in the termination of the Target Fund as a standalone fund (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting.

Shareholders of the Target Fund are being solicited to vote on the approval of the Agreement and Plan of Reorganization.

The Meeting will be held in a virtual meeting format only, which will be conducted online via webcast. Shareholders of the Target Fund (“Shareholders”) may attend and vote at the virtual meetings by following the instructions included in the Q&A and the Proxy Statement/Prospectus.

Only shareholders of record of the Target Fund as of the close of business on [●], 2026 are entitled to notice of and to vote at the meetings and any and all adjournments or postponements thereof.

All shareholders entitled to vote at the Meeting are cordially invited to attend the virtual Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your virtual Meeting. You may vote by attending the Target Fund’s Meeting or by mail, by telephone or over the Internet.

●    By Internet. Please refer to the enclosed Proxy Ballot, go to the internet address provided and follow the instructions for voting on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●    By Telephone. Please call the toll-free number for telephone voting, which can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

●    By Mail. Please mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

●    Virtually at the Meeting. You can vote your shares virtually at the Meeting. There is no physical location for the Meeting. If you expect to attend the Meeting virtually, please call [●] at [●].

To participate in the Meeting, shareholders must register in advance by visiting [●] and submitting the requested required information to [●], the Target Fund’s proxy tabulator.

If you hold your shares through an intermediary, you will need to register at least two (2) business days prior to the Meeting by following the instructions in the enclosed Proxy Statement/Prospectus.

Michael D’Angelo
Secretary

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [______], 2026

SABA CAPITAL MANAGEMENT, L.P.
405 LEXINGTON AVENUE
NEW YORK, NEW YORK 10174
(212) 542-4635

PROXY STATEMENT/PROSPECTUS

SABA CAPITAL INCOME & OPPORTUNITIES FUND II (“SABA” or the “Target Fund”)
AND

SABA CAPITAL INCOME & OPPORTUNITIES FUND (“BRW” or the “Acquiring Fund”)

(TOGETHER, THE “FUNDS”)

[●], 2026

This Proxy Statement/Prospectus is being furnished to shareholders of Saba Capital Income & Opportunities Fund II (“SABA,” or the “Target Fund”) a closed-end management investment company, in connection with the solicitation of proxies by the Target Fund’s Board of Trustees (the “Board” and each trustee a “Board Member”) for use at the Special Meeting of Shareholders of the Target Fund to be held on [●], 2026, at [●], Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”), to consider the proposal to approve the reorganization of the Target Fund with and into Saba Capital Income & Opportunities Fund (“BRW” or the “Acquiring Fund”). The Proposal is discussed in greater detail elsewhere in this Proxy Statement/Prospectus. This document is a proxy statement of the Target Fund and a prospectus of the Acquiring Fund. The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [●], 2026. Shareholders of record of the Target Fund as of the close of business on [●], 2026 are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof.

The Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Meeting. If your shares are registered in your name, you will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: [●] at the Meeting date and time. To participate in the Meeting, shareholders must register in advance by visiting [●] and submitting the requested required information to [●], the Target Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Target Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number.

Requests for registration should be directed to us by emailing an image of your legal proxy to [●].

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposal described in this Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Meeting as to which a choice has been specified by Shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is properly executed and timely returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting at the virtual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card.

However, merely attending a Meeting will not revoke any previously submitted proxy.

The shareholders of the Target Fund will vote on the following proposal (the “Proposal”):

To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (to be distributed to the Target Fund Shareholders) and the assumption by the Acquiring Fund of all of the liabilities and obligations of the Target Fund (the “Merger” or the “Reorganization”).

A quorum of shareholders is required to take action at the Meeting. A majority (more than 50%) of the shares entitled to vote at the Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast in person (through participation by means of remote or “virtual” communication) or by proxy at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. All properly submitted proxies will be counted as present for purposes of determining whether a quorum is present.

To be approved, the Proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). A vote of a majority of the outstanding voting securities of the Target Fund (the “1940 Act Majority”) is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Target Fund’s Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The Merger is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. As a result, broker non-votes will not be received with respect to the Proposal at the Target Fund’s Meeting and will have no effect on calculating quorum.

Because the approval of the Proposal requires approval by a 1940 Act Majority, abstentions, if any, will have the same effect as a vote against the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of the Target Fund as of the close of business on [●], 2026 and entitled to vote at the Target Fund’s Meeting will be entitled to one vote for each share held.

As of the record date, the shares of the Target Fund issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Target Fund (SABA)	[●]

(1)	The common shares of the Target Fund and the Acquiring Fund are listed on the NYSE. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

1.	the Statement of Additional Information relating to the proposed Merger, dated [●], 2026 (the “Merger SAI”);

2.	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended October 31, 2025 (File No. 811-05459);

3.	the audited financial statements and financial highlights and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2025 (File No. 811-05410);

4.	the unaudited financial statements and financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Semi-Annual Report for the six months ended April 30, 2026 (File No. 811-05410); and

5.	the unaudited financial statements and financial highlights for the Target Fund contained in the Target Fund’s Semi-Annual Report for the six months ended April 30, 2026 (File No. 811-05459).

No other parts of the Funds’ Annual Reports or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (212)-542-4635 or writing the Funds at 405 Lexington Avenue, 58th Floor, New York, New York 10174. If you wish to request a copy of the Merger SAI, please ask for the “[●].” In addition, the Funds will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (212)-542-4635 or by writing the Funds at 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Proxy Statement/Prospectus is a part, may be obtained through the EDGAR database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

PROXY STATEMENT/PROSPECTUS

[●], 2026

SABA CAPITAL INCOME & OPPORTUNITIES FUND II (SABA)

AND

SABA CAPITAL INCOME & OPPORTUNITIES FUND (BRW) TABLE OF CONTENTS

x

THE PROPOSAL—MERGER OF THE TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Merger. More complete information is contained elsewhere in this Proxy Statement/Prospectus and in the Merger SAI and the appendices hereto and thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Background and Reasons for the Merger

Saba Capital Management, L.P. (“Saba Capital” or the “Investment Manager”), recommended the Proposal to the Board, i.e., to approve an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Saba Capital Income & Opportunities Fund II (the “Target Fund”) would reorganize into Saba Capital Income & Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”) and the Target Fund would cease to operate as a standalone fund (the “Merger” or the “Reorganization”). Saba Capital recommended the Proposal as part of an initiative to increase the scale of assets of a combined fund (to help increase the quality and quantity of investment opportunities), achieve greater operating efficiencies (through the combination of substantially identical funds), and provide the Target Fund with access to a leverage facility that can help fuel additional returns. The Board considered the Merger and determined that the Merger would be in the best interests of the Target Fund. The Board believes that the proposed Merger would benefit the shareholders of the Target Fund in a number of ways, including, among other things:

●	Potentially greater secondary market liquidity and improved secondary market trading for combined fund shares as a result of the combined funds’ greater share volume, which may lead to a narrower trading discount of market price to net asset value (“NAV”) per share (“NAV Discount”), narrower bid-ask spreads and smaller trade-to-trade price movements;

●	Increased portfolio management flexibility due to the larger asset base of the combined fund;

●	Greater portfolio diversification;

●	Potentially higher dividend distribution rate; and

●	Access to an existing credit facility that can be leveraged to help fuel additional returns.

For these reasons, among other factors, the Board has determined that the Merger is in the best interest of the Target Fund and has approved the Merger, recommending that Shareholders also approve it.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained, including approval of the Agreement by shareholders of the Target Fund and approval by the Acquiring Fund shareholders of the issuance of Acquiring Fund shares in connection with the Agreement. In addition, certain other consents, opinions, confirmations and/or waivers from third parties, and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of the Target Fund entitled to vote approve the Merger and the Target Fund satisfies all of its closing conditions if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfies (or obtains the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Target Fund, including (to the extent the Target Fund did not obtain requisite shareholder approval of the Merger) conducting additional solicitations with respect to the Proposal or, in any case, continuing to operate the Target Fund as a standalone fund.

The Funds exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Proposal. For a fuller discussion of the Boards’ considerations regarding the approval of the Merger, see “The Proposal—C. Information About the Merger—Board Considerations.”

Material Federal Income Tax Consequences of the Merger

As a non-waivable condition to closing, each of the Funds participating in the Merger will receive an opinion of Alston & Bird LLP, subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that none of the Funds will generally recognize gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes as a result of such exchange. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. It is presently estimated that no material portion of the Target Fund’s investment portfolio would be sold by the Acquiring Fund following the Merger. To the extent the Acquiring Fund sells securities received from the Target Fund following the Merger, the Acquiring Fund may recognize gains (including any built-in gain in the portfolio investments of the Target Fund that was unrealized at the time of the Merger), which may result in a greater amount of taxable distributions to Acquiring Fund shareholders (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Merger). See “The Proposal—C. Information About the Merger—Material Federal Income Tax Consequences of the Merger.”

Comparison of the Acquiring Fund and the Target Fund

The Target Fund and the Acquiring Fund have identical investment objectives and substantially identical principal strategies. More comparative detail regarding the Funds follows.

General. The Target Fund is non-diversified, closed-end management investment company organized as a Delaware statutory trust. The Acquiring Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Organization

Fund	Organization Date	State of Organization	Entity Type
Target Fund	January 28, 1988	State of Delaware	Statutory Trust
Acquiring Fund	December 2, 1987	Commonwealth of Massachusetts	Business Trust

Capitalization—Common Shares(1)

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Target Fund	26,989,322	26,989,322	$–	None	None	NYSE
Acquiring Fund	51,935,014	51,935,014	$–	None	None	NYSE

(1)	As of April 30, 2026.

The Acquiring Fund has entered into a $100 million Facility with TD Bank effective on January 20, 2026 (the “Facility”), which matures on January 19, 2027. As of April 30, 2026, the Acquiring Fund had $53 million outstanding drawn under the Facility, at a weighted average interest rate of 4.48%. The Facility provides a source of leverage and is collateralized by assets of the Acquiring Fund. The Acquiring Fund is required to prepay outstanding amounts under this Facility or may incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund is typically required to indemnify the lenders under the Facility against liabilities they may incur in connection therewith.

In addition, the Facility contains covenants that, among other things, limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies, and engage in certain transactions, including mergers and consolidations. The Facility also requires asset coverage ratios in addition to those required by the Investment Company Act. The Acquiring Fund is required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Facility has customary covenant, negative covenant, and default provisions.

The Target Fund has no similar facility.

Investment Objectives and Policies. The Funds have identical investment objectives and substantially identical principal strategies.

Both Funds have an investment objective of seeking to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The objectives of both Funds may be changed by each Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Both Funds have the following principal investment strategies:

In pursuing its objectives, each Fund invests in debt and equity securities of public and private companies, which can include, among other things, investments in:

●	Public and private debt instruments: Each of the Funds may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event-linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.

●	Public and Private Equity Securities: Each of the Funds may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.

●	Closed-end funds: Each of the Funds invest in closed-end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges) that pursue a variety of strategies, including, but not limited to, closed-end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed-end funds that invest in alternative assets, debt and loans, including high yield or noninvestment grade securities . The closed-end funds have the flexibility to invest in a broad range of securities. The Fund may also invest in closed-end funds that are, or the Investment Manager (defined below) believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed-end fund’s net asset value.

●	Other Investment Companies: In addition to closed-end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges), each of the Funds may invest in securities of other investment companies (including exchange-traded funds, business development companies, interval funds, real estate investment trusts (“REITs”), and money market funds, including other investment companies managed by the Investment Manager or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Funds may invest directly.

●	Private Funds: Each of the Funds may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies.

●	Derivatives: Each of the Funds may also invest in derivatives, such as swaps, options or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

●	Reinsurance: Each of the Funds may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.

●	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions.

More detailed information on the Target Fund’s and Acquiring Fund’s principal investment strategies can be found in the Statement of Additional Information.

Leverage. Unlike the Target Fund, the Acquiring Fund obtains leverage for its investment activity through making direct borrowings from banks. The Acquiring Fund has entered into a $100 million Facility with TD Bank which matures on January 19, 2027. As of April 30, 2026, the Acquiring Fund had $53,000,000 outstanding drawn under the Facility, at a weighted average interest rate of 4.48%. The use of leverage may also take the form of, without limitation, any of the various financial instruments described herein, including derivative instruments which are inherently leveraged and trading in products with embedded leverage such as options, short sales, swaps and forwards. The instruments and borrowings utilized by the Acquiring Fund to leverage investments may be collateralized by the Acquiring Fund’s portfolio, respectively. The Acquiring Fund also may obtain leverage through entering into reverse repurchase agreements which are agreements in which the Acquiring Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time.

The use of leverage will magnify the volatility of changes in the value of the investments of the Acquiring Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Acquiring Fund in a market that moves adversely to its investments could result in substantial losses to the Acquiring Fund, which would be greater than if the Acquiring Fund was not leveraged.

While leverage increases the buying power of the Acquiring Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Acquiring Fund’s portfolio. Leverage would increase the investment return of the Acquiring Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Acquiring Fund of such leverage. The use of leverage will decrease the investment return if the Acquiring Fund fails to recover the cost of such leverage.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Investment Manager does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objectives and policies if the Acquiring Fund were to utilize leverage.

Under the Investment Company Act, both Funds are not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of assets). The Investment Company Act also provides that both Funds may not declare distributions or purchase its shares (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

Certain important ratios related to each Fund’s use of leverage for the last three fiscal years for which published financial statements are available are set forth below:

Target Fund	2025	2024	2023
Asset Coverage Ratio(1)	N/A	N/A		%
Regulatory Leverage Ratio(2)	0%	0%		%
Effective Leverage Ratio(3)	212.86%	140.85%	N/A

Acquiring Fund	2025	2024	2023
Asset Coverage Ratio(1)	1419%	822.87%	1228.68%
Regulatory Leverage Ratio(2)	7.05%	12.15%	8.14%
Effective Leverage Ratio(3)	268.13%	245.97%	219.92%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)	Regulatory leverage consists of borrowing divided by total assets. Both of these are part of a Fund’s capital structure. A Fund, however, also may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure.

Board Members and Officers. The Acquiring Fund and the Target Fund have some overlapping Board Members and identical officers. The management of each Fund, including general oversight of the duties performed by the Fund’s investment manager under an investment management agreement between the Investment Manager and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. The Acquiring Fund’s Board of Trustees (the “Acquiring Fund Board”) currently has four (4) Board Members, three (3) of whom are not considered an “interested person,” as defined in the 1940 Act, of the Acquiring Fund. The Target Fund currently has seven (7) Board Members, six (6) of whom are considered not considered an “interested person,” as defined in the 1940 Act, of the Target Fund. Four (4) of the 7 Board Members of the Target Fund also serve on the Acquiring Fund Board. The Board of the Acquiring Fund is expected to consider increasing its size in connection with the Reorganization.

Investment Manager. The Investment Manager, a registered investment manager, is the investment manager to each Fund and is responsible for overseeing all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Investment Manager is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with the Investment Manager will remain in effect until June 4, 2027. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or the Investment Manager upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Under the investment management agreement between the Investment Manager and the Acquiring Fund (the “Investment Management Agreement”), the Acquiring Fund pays the Investment Manager a monthly management fee at an annual rate equal to 1.05% of the average daily value of the Acquiring Fund’s Managed Assets. “Managed Assets” means the Acquiring Fund’s average daily gross asset value, minus the sum of the Acquiring Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper and notes issued by the Acquiring Fund) and the liquidation preference of any outstanding preferred shares.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board is available in the Acquiring Fund’s semi-annual report to shareholders for the period ended April 30, 2026.

The Acquiring Fund pays, in addition to the fees paid to the Investment Manager, all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Manager), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Target Fund has entered into a similar investment management agreement (“Management Agreement”) with the Investment Manager. As with the Acquiring Fund’s management agreement, the Investment Manager oversees all investment advisory and portfolio management services for the Target Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Target Fund. However, the Target Fund is subject to a lower fee rate than the Acquiring Fund, such that the Target Fund is subject to a management fee rate, computed daily and payable monthly, based on the average daily net assets of the Target Fund as follows:

Current Fund-Level Investment Management Fee Schedules for the Target Fund

Annualized Fee Rate of Target Fund	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

For both Funds, the management fee compensates the Investment Manager for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Investment Manager), custodian, transfer agency, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Portfolio Management. The Investment Manager is responsible for execution of specific investment strategies and day-to-day investment operations. The Investment Manager manages the portfolio of the Target Fund and the Acquiring Fund using an identical team of analysts and portfolio managers. Boaz Weinstein and Paul Kazarian are portfolio managers of both the Target Fund and the Acquiring Fund. Mr. Weinstein assumed portfolio management responsibility for the Target Fund on January 1, 2024 and the Acquiring Fund on June 4, 2021. Mr. Kazarian assumed portfolio management responsibility for the Target Fund on January 1, 2024 and the Acquiring Fund on June 4, 2021.

Boaz Weinstein and Paul Kazarian will continue to manage the combined fund upon completion of the Merger. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Merger SAI.

Boaz Weinstein is the Founder and Chief Investment Officer of the Investment Manager. Previously, Mr. Weinstein worked at Deutsche Bank for 11 years, the last eight as Managing Director. In 2008, Mr. Weinstein became the Co-Head of Global Credit Trading of Deutsche Bank. Mr. Weinstein was also a member of the Global Markets Executive Committee. Mr. Weinstein began his investment career in 1995 at Merrill Lynch and worked at Donaldson Lufkin & Jenrette prior to joining Deutsche Bank.

Paul Kazarian joined the Investment Manager in March 2013 and is responsible for exchange traded products, including ETF arbitrage and closed-end funds. Prior to March 2013, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007-2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and also responsible for overseeing other ETF and index strategies. Prior to RBC, Mr. Kazarian worked as a technology analyst at Merrill Lynch from 2006-2007. In addition, Mr. Kazarian serves on the Board of Directors of ASA Gold and Precious Metals Limited (ticker: ASA) and is also its Principal Executive Officer. Mr. Kazarian holds a BA in Political Science from Bates College.

Comparative Risk Information

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks. The principal risks of investing in the Acquiring Fund are substantially identical to those applicable to the Target Fund and are described in more detail below. See “—B. Risk Factors.”

Comparative Expense Information

The purpose of the Comparative Fee Table and the related analysis is to assist you in understanding the various costs and expenses of investing in common shares of the Funds (with and without taking into account investment-related expenses such as interest costs). The information in the table reflects the fees and expenses of each Fund for the period ended April 30, 2026 (on an annualized basis) and the pro forma fees and expenses of the combined fund following the Merger for the period ended April 30, 2026 (on an annualized basis) assuming the Merger was completed on April 30, 2026. The information in the table does not reflect the expense limitation agreement between the Acquiring Fund and the Investment Manager that was in effect during the 2025 fiscal year as that agreement was terminated on July 1, 2026 pursuant to its terms and it will not be renewed.

Comparative Fee/Expense Analysis. The Board considered that, as shown in the table below, the Acquiring Fund presently has a higher fund-level expense ratio, including a higher management fee rate, than the Target Fund. Nevertheless, the Board observed that much of the increase in expenses for the Target Fund is associated with the Acquiring Fund’s investment leverage costs (given that the Target Fund presently does not have any access to a leverage facility to engage in direct borrowings seeking enhanced returns). The Board also observed that, other than interest and financing costs, the combined fund’s “other expenses” would be reduced due to operating efficiencies associated with the Merger. It was also recognized that although the Target Fund’s assets would be subject to a higher management fee rate following the Merger with the Acquiring Fund, the combined structure reflects a management fee appropriate for a product that can provide shareholders with significantly greater investment exposure through access to direct leverage (which the Target Fund does not presently have) and that the Acquiring Fund fee rate/structure is materially lower than Saba Capital’s management fee rate/structure for its client vehicles pursuing opportunistic strategies across various asset classes (like the Funds).

Comparative Fee Tables

Below is a comparative fee table showing the impact of the Merger on operating fees and expenses by comparing the operating fees and expenses of the combined fund (assuming consummation of the Merger) to the present operating fees and expenses of each of the Target Fund and the Acquiring Fund, in each case without taking into account financing costs associated with borrowings and short sales.

Comparative Fee Table(1) (without taking into account interest and other direct borrowing costs associated with leverage and short sales)

	Target Fund	Acquiring Fund	Combined Fund Pro Forma (2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.68%	1.12%	1.21%
Other Expenses (3)	1.13%	1.00%	0.92%
Total Annual Expenses	1.81%	2.12%	2.13%

(1)	The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares, without the cost of leverage, as of April 30, 2026 (on an annualized basis).

(2)	Assumes the application of the Acquiring Fund’s management fee rate following the Merger and does not reflect the expense limitation agreement.

(3)	Other Expenses are estimated for the current period based on actual expenses from the prior semi-annual reporting period and do not reflect the expense limitation agreement.

Comparative Fee Table(1) (taking into account interest and other direct financing costs associated with leverage and short sales)

Below is a comparative fee table showing the impact of the Merger on fees and expenses, taking into account the additional costs associated with investment leverage and short sales. The information for the combined fund assumes consummation of the Merger at the beginning of the Acquiring Fund’s last fiscal year.

	Target Fund	Acquiring Fund	Combined Fund Pro Forma (2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.68%	1.12%	1.21%
Interest, Dividend Expense and Related Expenses from Borrowings or Short Sales (3)	2.55%	2.70%	3.11%
Other Expenses (4)	1.13%	1.00%	0.92%
Total Annual Expenses	4.36%	4.82%	5.24%

(1)	The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s net assets attributable to common shares for the period ended April 30, 2026 (on an annualized basis).

(2)	Assumes the application of the Acquiring Fund’s management fee rate following the Merger and does not reflect the expense limitation agreement.

(3)	Assumes the combined fund will access the full amount of borrowings available under the current credit facility of the Acquiring Fund. Such amounts may change prior to the closing date.

(4)	Other Expenses are estimated for the current period based on actual expenses from the prior semi-annual reporting period and do not reflect the expense limitation agreement.

The value of the assets of the Funds will vary based on market conditions and other factors and may vary significantly during volatile market conditions. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Example: The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example takes into account the borrowing costs and expenses associated with investment leverage and short sales as reflected in the Comparative Fee Table shown above immediately prior to this “Example” section. The example assumes that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The example also assumes a 5% annual return. The example should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$47.47	$142.78	$238.57	$480.16
Acquiring Fund	$50.84	$152.41	$253.80	$506.52
Combined Fund Pro Forma	$58.49	$173.99	$287.53	$563.06

In addition, given that the Acquiring Fund leverages its assets, we have set forth below a comparative fee table based on Managed Assets. This comparison better illustrates the fees/expenses paid by the Acquiring Fund and the Target Fund as a percentage of their respective total dollar value of investment exposure.

Comparative Fee Table (1) Based on Managed Assets (taking into account interest and other direct financing costs associated with leverage and short sales)

	Target Fund	Acquiring Fund	Combined Fund Pro Forma (2)
Annual Expenses (as a percentage of Managed Assets)
Management Fees	0.68%	1.05%	1.05%
Interest, Dividend Expense and Related Expenses from Borrowings or Short Sales (3)	2.55%	2.20%	2.34%
Other Expenses (4)	1.13%	0.94%	0.89%
Total Annual Expenses	4.36%	4.19%	4.28%

(1)	The table presented above estimates what the annual expenses of the combined fund following the Merger would be stated as a percentage of the combined fund’s Managed Assets for the period ended April 30, 2026 (on an annualized basis).

(2)	Assumes the application of the Acquiring Fund’s management fee rate following the Merger and does not reflect the expense limitation agreement.

(3)	Assumes the combined fund will access the full amount of borrowings available under the current credit facility of the Acquiring Fund. Such amounts may change prior to the closing date.

(4)	Other Expenses are estimated for the current period based on actual expenses from the prior semi-annual reporting period and do not reflect the expense limitation agreement.

Comparative Performance Information

Below is the comparative total return performance for the Funds for period ended June 30, 2026.

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years*	Ten Years	One Year	Five Years*	Ten Years
Target Fund	3.78%	4.93%	2.99%	-0.33%	3.15%	2.89%
Acquiring Fund	-0.40%	7.53%	5.14%	-6.11%	6.15%	4.94%

*	Saba Capital began managing the Target Fund on January 1, 2024 and the Acquiring Fund on June 4, 2021. Performance prior to such dates is attributable to a different manager employing a different investment strategy for the Funds.

Average annual returns for the period since the Investment Manager began managing the Acquiring Fund on June 4, 2021 are at NAV 7.41% and at market value 6.27%.1 Average annual returns for the period since the Investment Manager began managing the Target Fund on January 1, 2024 are at NAV 13.25% and at market value 13.37%.2

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Funds’ market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Past performance information is not necessarily indicative of future results.

[1]	Total investment return is calculated assuming a purchase at the opening on June 4, 2021 and a sale at June 30, 2026 and includes an assumption that dividends/distributions are reinvested.

[2]	Total investment return is calculated assuming a purchase at the opening on January 1, 2024 and a sale at June 30, 2026 and includes an assumption that dividends/distributions are reinvested.

B.	RISK FACTORS

The Target Fund and the Acquiring Fund are subject to substantially similar risk factors. An investment in either fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that either fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of either fund. An investment in either fund is intended to be a long-term investment, and you should not view either fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of the Target Fund in their evaluation of the Merger. While investment in the Target Fund is also generally subject to each of these principal risks, the shareholders of the Target Fund should also consider the following differences between the Funds’ investment policies that may affect the comparative risk profile:

●	The Acquiring Fund may be subject to greater below investment grade risk because the Target Fund will not invest more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase while the Acquiring Fund does not have a similar limit.

●	The Acquiring Fund may be subject to higher emerging market risk because it has no limit on such investments.

●	The Acquiring Fund is subject to foreign currency risk while the Target Fund only invests in U.S. dollar-denominated securities.

●	The Acquiring Fund may be subject to credit risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Acquiring Fund when due.

●	The Acquiring Fund is subject to increased leverage risk. Unlike the Target Fund, the Acquiring Fund uses leverage through direct borrowings (e.g., through its Facility) and through any of the financial instruments described herein, including derivative instruments (such as options and swaps), which are inherently leveraged and trading in products with embedded leverage such as short sales and forwards.

Risks of Investing in the Acquiring Fund

Active Management Risk

The Acquiring Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Acquiring Fund’s investment objective. Due to its active management, the Acquiring Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Activist Strategies Risk

The Acquiring Fund may purchase securities of a fund/company that is the subject of a proxy contest or which activist investors, which could include accounts/funds affiliated with the Investment Manager, are attempting to influence, in the expectation that new management or a change in investment/business strategies will cause the price of the fund/company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the fund/company’s securities will typically fall.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction could become the subject of litigation. Such litigation involves substantial uncertainties and may impose additional cost and expense on the Acquiring Fund.

Artificial Intelligence and Machine Learning Risks

Developments in generative artificial intelligence such as ChatGPT and similar large language models and chatbots (collectively, “Generative AI”) can pose risks to the Investment Manager and the Funds’ investments. The Investment Manager has begun using Generative AI in various processes, including to assist in certain investment research activities. The Investment Manager is also exposed to the risks of Generative AI through third parties (including the Investment Manager’s or the Fund’s service providers or counterparties) that use Generative AI, and the Investment Manager may not always be aware of such use. The Investment Manager cannot necessarily control the manner in which products created and/or utilized by third parties are developed or maintained.

Generative AI is highly reliant on the collection and analysis of large amounts of data, and in many instances it may not be possible or practicable to incorporate all potentially relevant data into the data set that Generative AI utilizes or to evaluate the source and the reliability of the data being analyzed. Further, the outputs of Generative AI may be inaccurate or unreliable and are also susceptible to errors in such outputs’ subsequent analysis. Generative AI that is based on a limited set of data is less likely to incorporate all potentially relevant information in producing outputs. This could limit the utility or reliability of such technologies used by the Investment Manager. Additionally, the use of Generative AI may involve (i) cybersecurity risks (including, but not limited to, the increased likelihood that the Investment Manager, the Fund or the underlying issuers in which they are invested become a victim of cybercrime), (ii) threats to proprietary and confidential information, (iii) intellectual property violations, (iv) access to, or disclosure of, personal information in violation of applicable data protection laws, and (v) other risks that are not currently foreseen. Such inaccuracies, errors, risks, threats and/or violations could have adverse impacts on the Investment Manager, the Fund and the Fund’s investments. Generative AI continues to develop rapidly, making it difficult to predict the future risks that may arise from such developments.

Bank Loans Risk

The Acquiring Fund’s investment program may include investments in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Acquiring Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Investment Manager attempts to compare the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Acquiring Fund. As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loans transactions may be significantly longer than the settlement period for other investments, and in some cases may take longer than seven days. As a result, the Acquiring Fund may be forced to sell investments at unfavorable prices or borrow money or effect short settlements where possible (at a cost to the Acquiring Fund), in an effort to generate sufficient cash for whatever liquidity needs may arise. The Acquiring Fund’s actions in this regard may not be successful.

Catastrophe Bonds Risk

Event-linked or catastrophe bonds carry material uncertainties and risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Acquiring Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield”. The rating, if any, primarily reflects the rating agency’s calculated probability that a predefined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Acquiring Fund.

Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Acquiring Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Acquiring Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.

Closed-End Fund Structure Risk

Unlike open end funds, closed-end funds like the Acquiring Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, the Acquiring Fund’s NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot assure you that its common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Co-investment Restrictions

The Acquiring Fund is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of the Acquiring Fund’s outstanding voting securities will be its affiliate for purposes of the Investment Company Act and the Acquiring Fund will generally be prohibited from buying or selling any securities from or to such affiliate. The Investment Company Act also prohibits certain “joint” transactions with certain of the Acquiring Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of the Acquiring Fund’s voting securities, the Acquiring Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Acquiring Fund’s ability to transact business with the Acquiring Fund’s officers or Trustees or its affiliates. As a result of these restrictions, the Acquiring Fund may be prohibited from buying or selling any security from or to any portfolio company of an investment fund managed by the Investment Manager or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to the Acquiring Fund.

The Investment Manager and the Acquiring Fund have received an exemptive order from the SEC (the “Order”) that grants the funds managed by the Investment Manager or certain affiliates, the ability to fully negotiate terms of co-investment transactions involving the Fund, subject to the conditions included therein. The Order was granted by the SEC on April 20, 2026. Even though the Order has been granted, in certain situations, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Investment Manager or its affiliates may not rely on the Order and will thus need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. When the Acquiring Fund participates in a co-investment transaction pursuant to the Order, the personnel of the Investment Manager allocates a portion of the investment to the Acquiring Fund based on the Acquiring Fund’s investment objective and strategies, investment policies, investment positions, capital available for investment, and other pertinent factors. Any co-investment is made on equal footing with the funds managed by the Investment Manager or its affiliates, including identical terms, conditions, price, class of securities purchased, timing, and registration rights. To the extent the Acquiring Fund is able to make co-investments with the Investment Manager’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Acquiring Fund and the other participating accounts.

The Acquiring Fund may also invest alongside the Investment Manager’s and its affiliates’ other clients, including other entities they manage, which are referred to as affiliates’ other clients, in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance as well as the Investment Manager’s allocation policies. However, the Acquiring Fund can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.

Convertible Securities Risk

Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Acquiring Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Acquiring Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Acquiring Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Acquiring Fund’s return.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Counterparty Risk

The risk exists that a counterparty to a transaction in a financial instrument held by the Acquiring Fund or by a special purpose or structured vehicle in which the Acquiring Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Acquiring Fund, due to financial difficulties. The Acquiring Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Acquiring Fund enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Acquiring Fund’s NAV to fluctuate.

Credit Default Swaps Risk

The Acquiring Fund may invest in credit default swaps. A credit default swap is a contract between two parties which transfers the risk of loss if a company fails to pay principal or interest on time or files for bankruptcy. In essence, an institution which owns corporate debt instruments can purchase a limited form of default protection by entering into a credit default swap with another bank, broker-dealer or financial intermediary. Upon an event of default, the swap may be terminated in one of two ways: (i) by the purchaser of credit protection delivering the referenced instrument to the swap counterparty and receiving a payment of par value, or (ii) by the parties pairing off payments, with the purchaser of the protection receiving a payment equal to the par value of the reference security less the price at which the reference security trades subsequent to default. The first way is the more common form of credit default swap termination.

In the manner described above, credit default swaps can be used to hedge a portion of the default risk on a single corporate bond or a portfolio of bonds. Credit default swaps can be used to implement the Investment Manager’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Acquiring Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Acquiring Fund to make payments upon the occurrence of a credit event creates leveraged exposure to the credit risk of the referenced entity. The Acquiring Fund may also “purchase” credit default protection even in the case in which it does not own the referenced instrument if, in the judgment of the Investment Manager, there is a high likelihood of credit deterioration.

Credit default swap agreements involve greater risks than if the Acquiring Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Acquiring Fund’s ability to successfully use credit derivatives.

Credit Risk

Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Acquiring Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower quality or unrated instruments held by the Acquiring Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Acquiring Fund to increased credit risk. If the Acquiring Fund purchases unrated instruments, or if the ratings of instruments held by the Acquiring Fund are lowered after purchase, the Acquiring Fund will depend on analysis of credit risk more heavily than usual.

Risks Relating to Investments in Exchange Traded Funds/Trusts that invest in cryptocurrencies or similar digital assets that utilize blockchain technology.

The Acquiring Fund has and may in the future invest in exchange traded investment funds/trusts and other private or exchange-traded securities/instruments that invest or plan to invest in digital assets that utilize blockchain technology and the Acquiring Fund may hedge such investments through the use of other securities (including other funds or securities/instruments that own virtual currencies) and derivatives of virtual currencies, in each case, to the extent permitted by, and in accordance with, any future law, regulation, guidance, or exemptive relief provided by the SEC or its staff or other regulatory agency or body having jurisdiction.

Currency Risk

The Acquiring Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Investment Manager may try to hedge these risks by investing directly in foreign currencies, buying and selling forward foreign currency exchange contracts and buying and selling options on foreign currencies, but there can be no assurance such strategies will be effective.

Reverse Repurchase Agreements Risk.

Reverse repurchase agreements are agreements in which the Acquiring Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Acquiring Fund may decline in value, requiring the Acquiring Fund to post additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Acquiring Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Acquiring Fund’s volatility and risk of loss.

Cybersecurity Risk

As part of its business, the Investment Manager processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Acquiring Fund. Similarly, service providers of the Investment Manager, the Acquiring Fund, especially the administrator, may process, store and transmit such information. The Investment Manager has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Investment Manager may be susceptible to compromise, leading to a breach of the Investment Manager’s network. The Investment Manager’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services that may be provided by the Investment Manager to the investors in the Acquiring Fund may also be susceptible to compromise. Breach of the Investment Manager’s information systems may cause information relating to the transactions of the Acquiring Fund to be lost or improperly accessed, used or disclosed.

The service providers of the Investment Manager and the Acquiring Fund are subject to the same electronic information security threats as the Investment Manager. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Acquiring Fund and personally identifiable information of investors in the Acquiring Fund may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Investment Manager’s or the Acquiring Fund’s proprietary information may cause the Investment Manager or the Acquiring Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Acquiring Fund.

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Manager, subject to oversight by the Board.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Defensive Investing Risk

For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objectives. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Depositary Receipts Risk

Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (“ADRs”) and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Acquiring Fund. A potential conflict of interest exists to the extent that the Acquiring Fund invests in ADRs for which the Acquiring Fund’s custodian serves as depository bank.

Derivatives Risk

Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (“OTC”) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Acquiring Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Acquiring Fund regardless of the Acquiring Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Acquiring Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Acquiring Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose the Acquiring Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Acquiring Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Proxy Statement/Prospectus. The Acquiring Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.

Under Rule 18f-4 under the Investment Company Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Derivatives Risk - Futures Contracts Risk

A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Acquiring Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Acquiring Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Acquiring Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Acquiring Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Acquiring Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Acquiring Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Acquiring Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Acquiring Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk - Options Risk

Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Acquiring Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Acquiring Fund’s losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Acquiring Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Acquiring Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while potentially exposing the Acquiring Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk - Regulation

There are many rules related to derivatives that may negatively impact the Acquiring Fund, such as requirements related to recordkeeping, reporting, portfolio reconciliation, central clearing, minimum margin for uncleared over-the- counter instruments and mandatory trading on electronic facilities, and other transaction-level obligations. Parties that act as dealers in swaps, are also subject to extensive business conduct standards, additional “know your counterparty” obligations, documentation standards and capital requirements. All of these requirements add costs to the legal, operational and compliance obligations of the Investment Manager and the Acquiring Fund, and increase the amount of time that the Investment Manager spends on non-investment-related activities. Requirements such as these also raise the costs of entering into derivative transactions, and these increased costs will likely be passed on to the Acquiring Fund.

These rules are operationally and technologically burdensome for the Investment Manager and the Acquiring Fund. These compliance obligations require employee training and use of technology, and there are operational risks borne by the Acquiring Fund in implementing procedures to comply with many of these additional obligations.

These regulations may also result in the Acquiring Fund forgoing the use of certain trading counterparties (such as broker-dealers and futures commission merchants (“FCMs”)), as the use of other parties may be more efficient for the Acquiring Fund from a regulatory perspective. However, this could limit the Acquiring Fund’s trading activities, create losses, preclude the Acquiring Fund from engaging in certain transactions or prevent the Acquiring Fund from trading at optimal rates and terms.

Many of these requirements were implemented under legislation intended to reform the U.S. financial regulatory system, the EU Regulation on OTC Derivatives, Central Counterparties and Trade Repositories (known as the European Market Infrastructure Regulation, or “EMIR”) and similar regulations globally. In the United States, regulatory responsibility for derivatives is divided between the SEC and the Commodities Futures Trading Commission (“CFTC”), a distinction that does not exist in any other jurisdiction. The SEC has regulatory authority over “security-based swaps” and the CFTC has regulatory authority over “swaps”. EMIR is being implemented in phases through the adoption of delegated acts by the European Commission. As a result of the SEC and CFTC bifurcation and the different pace at which the SEC, the CFTC, the European Commission and other international regulators have promulgated necessary regulations, different transactions are subject to different levels of regulation. Though many rules and regulations have been finalized, there are others, particularly SEC regulations with respect to security-based swaps that are still in the proposal stage or are expected to be introduced in the future.

The regulatory schemes affecting certain novel derivatives, including event contracts and derivatives on virtual currencies, may not be fully developed. Government action or regulation may directly or indirectly affect these derivatives or the platform or network upon which they trade, influencing prices. It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, policies or rules directly or indirectly affecting these markets or networks, generally, or restricting the right to acquire, own, hold, sell, convert, trade, use or exchange such derivatives. Certain regulatory authorities have already engaged in legal proceedings aimed at discontinuing certain of these novel derivatives contracts. Should any of these derivatives contracts be discontinued as a result of any such future regulations or legal proceedings, it could potentially result in a significant loss of value or rendering them worthless, resulting in a total loss of principal. A successful regulatory challenge to these other contracts could nevertheless cause significant disruption to the overall market, potentially resulting in adverse price movements and reduced liquidity for all contract types.

Derivatives Risk - Swaps Risk

In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Acquiring Fund. The Acquiring Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Acquiring Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk and interest rate risk, while potentially exposing the Acquiring Fund to leverage risk, counterparty risk (i.e., the risk of counterparty default on its obligations under the swap agreement), illiquidity risk, valuation risk and volatility risk.

Digital Assets Risk

The Acquiring Fund may invest in private funds or other investment companies with exposure to cryptocurrency. The Acquiring Fund may also invest directly in digital assets, subject to applicable legal and regulatory limitations (which are presently evolving). Bitcoin is a cryptocurrency, which is a type of digital asset. A cryptocurrency, like Bitcoin, is a peer-to-peer, decentralized, digital currency the implementation of which relies on the principles of cryptography to validate the transactions and generation of the currency itself. The creation and use of digital assets is not currently subject to a fully-developed set of legal or regulatory requirements, and trading in digital assets is subject to high levels of volatility and the potential for market abuse. Digital assets exist entirely in electronic form, as entries in decentralized (or “distributed”) digital ledgers. The ledgers themselves, as well as the private encryption keys used to access digital asset balances, are held on hardware (which can be physically controlled by the holder or by a third party) or via software programs on third-party servers, and as such are susceptible to all of the risks inherent in holding any electronic data, such as power failure, data corruption, security breach, communication failure, and user error, among others. Accordingly, digital assets are subject to theft, destruction, or loss of value from hackers, corruption, or technology-specific factors such as viruses that do not affect traditional currency, which is underwritten by central banks and monetary authorities.

Transactions in digital assets are recorded and authenticated not by a central repository, but by a peer-to-peer network. While decentralization avoids certain common threats to computer networks (e.g., denial of service attacks), the use of a peer-to-peer system relies on participants in the network having greater numbers and computing power than coordinated attackers. This authentication strategy necessitates investment in substantial amounts of computing power, which in turn increases the burdens on participants in the network to stay ahead of attackers. If and as the popularity of Bitcoin increases, the burdens on participants in the network (which are defrayed by transaction costs) can be expected to increase, which may reduce the value of Bitcoins held by the Acquiring Fund.

Transactions in digital assets also provide a high degree of anonymity, making them susceptible to misuse for criminal activities, such as money laundering. This misuse, or the perception of such misuse (even if untrue), could lead law enforcement agencies to close digital asset exchange platforms or other digital asset-related infrastructure with little or no notice and prevent users (such as the Acquiring Fund) from accessing or retrieving digital assets held via such platforms or infrastructure. Fund investments in digital assets may also have adverse tax ramifications. For example, digital assets such as cryptocurrencies and nonfungible tokens (“NFTs”) are classified as property and not currency for tax purposes. Accordingly, they will be subject to capital gains, income taxes and other types of taxes, depending on the transaction. Digital assets that are traded within one year will be taxed at ordinary income tax rates and NFTs may be taxed as collectibles, which are subject to a higher long-term capital gains tax rate.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Acquiring Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Manager’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Securities Risk

The Acquiring Fund expects to buy and sell private and public equity securities. The value of equity securities of public and private, listed and unlisted companies and equity derivatives generally varies with the performance of the issuer and movements in the equity markets. As a result, the Acquiring Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Manager’s expectations or if equity markets generally move in a single direction and the Acquiring Fund has not hedged against such a general move. The Acquiring Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering restricted securities for public resale.

Emerging Market Securities Risk

Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Exchange Traded Fund (“ETF”) Risk

Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV, particularly during times of market stress. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Acquiring Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Acquiring Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Acquiring Fund’s shareholders bear both their proportionate share of the Acquiring Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Acquiring Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Acquiring Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the Investment Company Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the Investment Company Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Failures of Futures Commission Merchants and Clearing Organizations Risk

The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Foreign Securities Risk

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Acquiring Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Acquiring Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Acquiring Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Acquiring Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Acquiring Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Acquiring Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Acquiring Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Acquiring Fund invests, or result in unexpected tax liabilities for the Acquiring Fund. The performance of the Acquiring Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Acquiring Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Acquiring Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Frequent Trading Risk

The portfolio managers may actively and frequently trade investments in the Acquiring Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Acquiring Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Acquiring Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Acquiring Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Acquiring Fund’s performance.

Government Interventions Risk

Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, debt, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. In certain cases, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Acquiring Fund’s strategies.

Hedging Transactions

The Acquiring Fund may utilize financial instruments, both for investment purposes and for risk management purposes in order to (i) protect against possible changes in the market value of the Acquiring Fund’s investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the Acquiring Fund’s unrealized gains in the value of the Acquiring Fund’s investment portfolio; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Acquiring Fund’s portfolio; (v) hedge the interest rate or currency exchange rate on any of the Acquiring Fund’s liabilities or assets; (vi) protect against any increase in the price of any securities the Acquiring Fund anticipates purchasing at a later date or (vii) for any other reason that the Investment Manager deems appropriate.

The success of the Acquiring Fund’s hedging strategy will depend, in part, upon the Investment Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the portfolio investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Acquiring Fund’s hedging strategy will also be subject to the Investment Manager’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. While the Acquiring Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Acquiring Fund than if it had not engaged in such hedging transactions. For a variety of reasons, the Investment Manager may not seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to risk of loss. The Investment Manager may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Acquiring Fund’s portfolio holdings.

High-Yield Investments Risk

Securities and other debt instruments held by the Acquiring Fund that are rated below investment grade (commonly called “high-yield”) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium - a higher interest rate or yield - because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Acquiring Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.

Illiquid Investments Risk

The Acquiring Fund may invest in securities, bank debt, private funds and companies, other assets and/or third-party managers and other claims, which are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Acquiring Fund may not be able to execute a buy or sell order on exchanges at the desired price or to liquidate an open position due to market conditions, including the operation of daily price fluctuation limits. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Acquiring Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. If trading on an exchange is suspended or restricted, the Acquiring Fund may not be able to execute trades or close out positions on terms that the Investment Manager believes are desirable. Realization of value from such investments may be difficult in the short-term, or may have to be made at a substantial discount compared to other freely tradable investments. An investment in the Acquiring Fund is suitable only for certain sophisticated investors who do not require immediate liquidity for their investments.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Inflation-Indexed Bonds Risk

The Acquiring Fund may invest in inflation-indexed bonds, which are fixed-income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount. For example, if the Acquiring Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Acquiring Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Acquiring Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Information Technology Systems Risk

The Acquiring Fund is dependent on the Investment Manager for certain management services as well as back-office functions. The Investment Manager depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Manager to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Acquiring Fund receives from it but will generally affect the value of your investment in the Acquiring Fund. Changes in interest rates may also affect the liquidity of the Acquiring Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Acquiring Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may prevent the Acquiring Fund from generating positive returns and may increase the risk that, if followed by rising interest rates, the Acquiring Fund’s performance will be negatively impacted. The Acquiring Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Acquiring Fund, resulting in a negative impact on the Acquiring Fund’s performance and NAV. Any interest rate increases could cause the value of the Acquiring Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Acquiring Fund, which may force the Acquiring Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk

An issuer in which the Acquiring Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Acquiring Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Acquiring Fund and could result in increased premiums or discounts to the Acquiring Fund’s net asset value.

Investment Company Act Regulations Risk

The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Leverage Risk

The Acquiring Fund uses leverage through direct borrowings (e.g., through its Facility) and through any of the financial instruments described herein, including derivative instruments (such as options and swaps), which are inherently leveraged and trading in products with embedded leverage such as short sales and forwards. The instruments and borrowings utilized by the Acquiring Fund to leverage investments are typically collateralized by the Acquiring Fund’s portfolio.

The use of leverage will magnify the volatility of changes in the value of the investments of the Acquiring Fund. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent the investment is leveraged. The cumulative effect of the use of leverage by the Acquiring Fund in a market that moves adversely to its investments could result in substantial losses to the Acquiring Fund, which would be greater than if the Acquiring Fund was not leveraged.

While leverage increases the buying power of the Acquiring Fund and presents opportunities for increasing total returns, it has the effect of potentially increasing losses as well. For example, funds borrowed for leveraging will be subject to interest, transaction and other costs, and other types of leverage also involve transaction and other costs. Any such costs may or may not be recovered by the return on the Acquiring Fund’s portfolio. Leverage will increase the investment return of the Acquiring Fund if an investment purchased with or utilizing leverage earns a greater return than the cost to the Acquiring Fund of such leverage. The use of leverage will decrease the investment return if the Acquiring Fund fails to recover the cost of such leverage.

Management Risk

The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Market Risk

The Acquiring Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Acquiring Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events - or the potential for such events - could have a significant negative impact on global economic and market conditions.

Market Disruption and Geopolitical Risk

The large-scale invasion of Ukraine by Russia in February 2022 resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers.

Separately, ongoing instability and conflict in the Middle East, including tensions involving Iran, present additional risks to global markets. Heightened geopolitical tensions in the region may lead to disruptions in critical energy infrastructure and shipping routes, including key chokepoints such as the Strait of Hormuz, through which a significant portion of global oil supply transits. Any escalation involving Iran—whether through direct military confrontation, proxy conflicts, or expanded sanctions—could materially affect global oil production, transportation, and pricing, contributing to increased volatility in energy markets and broader financial markets. In addition, terrorist activities or regional conflicts may further exacerbate uncertainty, potentially resulting in supply chain interruptions, increased defense and security costs, and shifts in investor sentiment and capital flows. These developments could have cascading effects across global economies and financial systems, amplifying existing market disruptions and contributing to sustained periods of volatility and risk aversion.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Acquiring Fund invests. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Cyberattacks and other security threats could originate from a wide variety of sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. There has been an increase in the frequency and sophistication of the cybersecurity threats that companies face.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Money Market Fund Investment Risk

The Acquiring Fund may invest in money market funds. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Acquiring Fund to lose money by investing in these and other types of money market funds. Certain money market funds must impose a mandatory liquidity fee on redemptions if daily net redemptions exceed 5% of their net assets and certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. The amount of any mandatory liquidity fee will represent a good faith estimate of the costs of liquidating a pro rata portion of each of the money market fund’s portfolio holdings to meet the redemptions, or 1% of the value of the shares redeemed if such an amount cannot be estimated. Such fees, if imposed, will reduce the amount the Acquiring Fund receives on redemptions. In addition to the fees and expenses that the Acquiring Fund directly bears, the Acquiring Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Acquiring Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Acquiring Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Acquiring Fund invests in instruments such as derivatives, the Acquiring Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Acquiring Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage- and other Asset-Backed Instruments Risk

The value of any mortgage-backed and other asset-backed instruments including collateralized debt obligations and collateralized loan obligations, if any, held by the Acquiring Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Mortgage-backed instruments represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the instruments) are distributed to the holders of the mortgage-backed instruments. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed instruments can have a fixed or an adjustable rate. Mortgage-and other asset-backed instruments are subject to liquidity risk (the risk that it may not be possible for the Acquiring Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Acquiring Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage- and other asset-backed instruments may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed instruments and thereby adversely affect the ability of the mortgage-backed instruments issuer to make principal and/or interest payments to mortgage-backed instrument holders, including the Acquiring Fund. Rising or high interest rates tend to extend the duration of mortgage-and other asset-backed instruments, making them more volatile and more sensitive to changes in interest rates.

Payment of principal and interest on some mortgage-backed instruments (but not the market value of the instruments themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the FNMA or the FHLMC), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed instruments issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.

Municipal Securities Risk

Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.

Non-Diversified Fund Risk

The Acquiring Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Acquiring Fund could affect the overall value of the Acquiring Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Acquiring Fund’s value will likely be more volatile than the value of a more diversified fund.

Issuers in a state, territory, commonwealth or possession in which the Acquiring Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Acquiring Fund’s shares will be negatively impacted to the extent it invests in such securities.

Non-Investment Grade and Unrated Instruments.

A portion of the Acquiring Fund’s assets may be invested in instruments that are unrated or have a credit quality rating below investment grade by internationally recognized credit rating organizations, such as Moody’s Investors Service Inc. and S&P Global Ratings. The market prices of those securities may fluctuate more than higher-rated securities, and may decline significantly in periods of general economic difficulty. Those securities generally are considered to have extremely poor prospects of ever attaining any real investment grade standing and to have a current identifiable vulnerability to default. The issuers or guarantors of those securities are considered to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions. Alternatively, such issuers may be in default or not current in the payment of interest or principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of noninvestment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be less liquid and less active than for higher grade debt securities.

Non-U.S. Government and Supranational Debt Securities Risk

The Acquiring Fund’s investments in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Acquiring Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Acquiring Fund’s costs and expenses. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Acquiring Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Acquiring Fund of any restrictions on investments. Investing in local markets may require the Acquiring Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Operational Risk

The Acquiring Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human errors, processing and communication errors, errors of the Acquiring Fund’s service providers, counterparties or other third parties, failed or inadequate internal or external processes, and technology or systems failures. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Acquiring Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Acquiring Fund and the Investment Manager seek to reduce these operational risks through controls, procedures and oversight. However, it is not possible to identify all of the operational risks that may affect the Acquiring Fund or to develop processes and controls that completely eliminate or mitigate the occurrence or effects of such failures. The Acquiring Fund, including its performance and continued operation, and its shareholders could be negatively impacted as a result.

Pledge of, Foreclosure on and Liquidation of Fund Assets

Any assets of the Acquiring Fund may be pledged to finance other investments of the Acquiring Fund. Shareholders may be at risk of loss due to borrowings used to finance other investments.

Portfolio Turnover Risk

The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Potential Conflicts of Interest of the Investment Manager and Others

The Investment Manager and certain of its clients, including the Acquiring Fund, from time to time invest in closed-end funds or other vehicles that may become the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to improve corporate governance and transparency and/or to increase shareholder value generally and the valuation of the closed-end funds or vehicles in particular (including their underlying holdings). Such activism may or may not be initiated by the Investment Manager and may include actively seeking to influence a closed-end fund or vehicle to engage in share buy-backs, tenders, and liquidations and/or to change its governance, investment strategy and/or investment manager. One such change that the Investment Manager has suggested in the past and may suggest in the future as part of an activist campaign is to change the closed-end fund manager or manager of a vehicle to another manager (which may be the Investment Manager).

When proposing to change the closed-end fund manager or manager of a vehicle to the Investment Manager as part of an activist campaign or investing in affiliate managed funds, the Investment Manager will evaluate the facts and circumstances of the proposal to assess its appropriateness and will only make such a proposal if the Investment Manager reasonably believes in good faith that such proposal is in the best interests of the participating clients, including the Acquiring Fund. Such a proposal may achieve the goals of the applicable campaign and/or would be in furtherance of the participating clients’ investment strategies, including by such clients benefiting from having more capital deployed to the strategy.

Although additional fees may be earned by the Investment Manager in the event it succeeds with a proposal to change a closed-end fund manager or manager of a vehicle to the Investment Manager, any such additional fees (i.e., double layer fees) earned in respect of clients’ investments in the applicable closed-end fund or vehicle will either be rebated back to such participating clients or will reduce the fees such participating clients otherwise pay to the Investment Manager; however, such clients will bear their pro rata share of such closed-end funds or vehicle’s expenses as well as general expenses of such clients (including, but not limited to, the cost of activism) as described in the Investment Manager’s Form ADV Part 2A, Item 8 (Methods of Analysis, Investment Strategies, and Risk of Loss). Additionally, such clients may be subject to rules that limit or restrict such clients’ ability to dispose of its interests in such closed-end fund or vehicle. Finally, with respect to such proposals, the Investment Manager shall vote proxies on behalf of its clients, including the Acquiring Fund, in accordance with its proxy voting policies and procedures as further described in the Investment Manager’s Form ADV Part 2A, Item 17 (Voting Client Securities).

Preferred Security Risk

Preferred security is a type of security that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred security does not ordinarily carry voting rights. The price of a preferred security is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the security trades. The most significant risks associated with investments in preferred security include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Private Credit Asset Risk

The Acquiring Fund intends to obtain exposure to select less liquid or illiquid private credit investments. Typically, private credit investments are not traded in public markets and are illiquid, such that the Acquiring Fund may not be able to resell some of its holdings for extended periods, which may be several years, or at the price at which the Acquiring Fund is valuing its investments. The Acquiring Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Acquiring Fund. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of private credit investment will often be leveraged, as a result of recapitalization transactions, and may not be rated by national credit rating agencies. The Acquiring Fund may also obtain exposure to private credit assets indirectly by investing in underlying funds or other vehicles. Less information may be available with respect to private company investments and such investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Acquiring Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Acquiring Fund’s investment performance.

Private Companies Risk

The Acquiring Fund may make direct private equity, venture or other private investments in securities or other instruments issued by private companies or other private issuers. Operating results for private companies/issuers in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Acquiring Fund invests. There is risk that the Acquiring Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Acquiring Fund’s investment performance. Private companies in which the Acquiring Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Acquiring Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Acquiring Fund will be able to realize the value of private company investments in a timely manner.

Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Acquiring Fund may hold a substantial number of non-controlling positions in the private companies in which it invests. As a result, the Acquiring Fund is subject to the risk that a company may make business decisions with which the Acquiring Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Acquiring Fund’s interests. Due to the lack of liquidity of such private investments, the Acquiring Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment. In addition, these investments are subject to valuation risk as they will be fair valued which is subject to inherent uncertainty and thus, there is significant uncertainty that the Acquiring Fund can realize such investments at value. At times the Acquiring Fund may be the majority investor in a portfolio company. In that event, the Acquiring Fund may take actions in a manner that could disadvantage the minority investors in such portfolio company. There is an increased risk that a minority investor could bring a claim in respect of such actions, which may adversely impact the Acquiring Fund’s investment, whether or not such claims are successfully defended.

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Acquiring Fund may not be able to sell such investments when the Investment Manager deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Acquiring Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Acquiring Fund’s investment to decrease significantly. Even after an IPO, shares may still be restricted, and may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Private Fund Risk

Investments in private funds will subject the Acquiring Fund indirectly to investment risks associated with the private funds’ underlying investments, which are generally expected to be risks associated with the Acquiring Fund’s direct investment strategies and which are described throughout this section. In addition, investments in private funds involve special risks including that they typically are not registered as investment companies under the Investment Company Act. Therefore, as an investor in private funds, the Acquiring Fund will not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies. These include, among others, limitations on the use of leverage, and requirements relating to custody of assets, board composition, and approval of advisory contracts. Private funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries. As a result, private funds’ investments may, in some cases, be more speculative or volatile and thus subject the Acquiring Fund to greater risk of loss.

The Investment Manager typically has limited ability to verify independently the information provided by a private fund or its manager, including valuations. Inaccurate or delayed valuations provided by private funds could adversely affect the value of the Acquiring Fund’s shares. The Acquiring Fund relies primarily on information provided to it by the private funds in valuing its investments in such funds. The Investment Manager typically has limited ability to verify independent the information provided by a private fund or its manager, including valuations. Further, because the Acquiring Fund relies on information provided by the private fund managers, delays in receiving audited financials or other required information may delay the Acquiring Fund’s own financial reporting or investor communications.

A private fund manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Investment Manager. There can be no assurance that a private fund manager will provide advance notice of any material change in a private fund’s investment program or policies and thus, the Acquiring Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Investment Manager.

Investments in private funds are typically illiquid. In some cases, the Acquiring Fund may only be able to redeem its interests in the private fund at specific intervals and may be subject to lock-up periods, notice requirements, or redemption gates. In other cases, a private fund may not provide any liquidity whatsoever (as the fund may be “closed-ended”). In addition, a private fund may distribute illiquid or difficult-to-value securities in-kind in connection with a redemption. In such cases, the Acquiring Fund may be required to hold or liquidate these securities or distribute them to shareholders, potentially at a loss or on unfavorable terms.

Private funds generally pay both asset-based and performance-based compensation to their investment managers. As a result, the private funds’ gross returns are reduced by the asset-based and performance-based compensation paid by the private funds. Thus, as an investor in these funds, the Acquiring Fund bears a proportionate share of the private fund fees and expenses, which are in addition to the management fee paid by the Acquiring Fund to the Investment Manager. These layered fees have the effect of reducing the Acquiring Fund’s investment returns. In addition, the Acquiring Fund’s investment in a private fund will be subject to performance-based compensation, even if (i) other private fund investments of the Acquiring Fund underperform and generate no performance based compensation and (ii) the Acquiring Fund generates overall negative returns. Further, performance-based compensation may create an incentive for managers of private funds to make investments that are riskier or more speculative than those they might otherwise make.

Unlike in a traditional registered fund structure, the Acquiring Fund may have no voting rights or may waive such rights in connection with investments in certain private funds. As a result, the Acquiring Fund may be unable to vote on matters that could adversely affect its investments, including changes to the private fund’s governing documents or investment policies.

There is also a risk that a private fund manager or its custodian could misappropriate assets or fail to comply with applicable laws and regulations, resulting in loss to the Acquiring Fund.

Private Investments in Public Equity Risk

The Acquiring Fund may invest in PIPEs. PIPEs are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Acquiring Fund may sell the shares after six months, with certain restrictions, if the Acquiring Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer).

Generally, such restrictions cause the PIPEs to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Acquiring Fund elects to sell the shares.

Quota Share Notes, Excess of Loss Notes and ILW Notes Risk

As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Acquiring Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Acquiring Fund’s assets at greater risk of loss than if the Investment Manager had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Acquiring Fund.

Reference Rate Replacement Risk

The Acquiring Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Acquiring Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Regulation and Government Intervention Risk

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objectives.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objectives.

Reinsurance Risk

The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may also increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Acquiring Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event could result in losses to the Acquiring Fund’s investment, and a series of major triggering events affecting a large portion of the reinsurance- related securities held by the Acquiring Fund could result in substantial losses to the Acquiring Fund’s investment. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Acquiring Fund’s investment.

The determination of the level of losses under a reinsurance-related security may be a protracted process and the realizable value of these reinsurance-related securities, particularly those with respect to which a loss event has occurred, will be delayed until the related collateral, if any, is released to the Acquiring Fund and any remaining associated liabilities are finally determined.

Reliance on the Investment Manager Risk

The Acquiring Fund is dependent upon services and resources provided by the Investment Manager. The Investment Manager is not required to devote their full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Manager will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Manager could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk

The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Risk Associated with Recent Market Events

A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. Further, regulators have expressed concern that rate increases may contribute to price volatility. The impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of debt instruments held by the Acquiring Fund and result in a negative impact on the Acquiring Fund’s performance. See “-Inflation Risk.”

Governments and regulators may take actions that affect the regulation of the Acquiring Fund or the instruments in which the Acquiring Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Acquiring Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in the Acquiring Fund. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Acquiring Fund’s investments.

Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies and/or a move away from tight financial industry regulations, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates, that were previously adopted in response to serious economic disruptions. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out and an unexpected or sudden reversal of these policies, could increase volatility in securities markets, which could adversely affect the Acquiring Fund’s investments or prevent the Acquiring Fund from executing on advantageous investment opportunities in a timely manner. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally.

In particular, ongoing instability and conflict in the Middle East, including tensions involving Iran, present additional risks to global markets. Heightened geopolitical tensions in the region may lead to disruptions in critical energy infrastructure and shipping routes, including key chokepoints such as the Strait of Hormuz, through which a significant portion of global oil supply transits. Any escalation involving Iran—whether through direct military confrontation, proxy conflicts, or expanded sanctions—could materially affect global oil production, transportation, and pricing, contributing to increased volatility in energy markets and broader financial markets. In addition, terrorist activities or regional conflicts may further exacerbate uncertainty, potentially resulting in supply chain interruptions, increased defense and security costs, and shifts in investor sentiment and capital flows. These developments could have cascading effects across global economies and financial systems, amplifying existing market disruptions and contributing to sustained periods of volatility and risk aversion.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Acquiring Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Acquiring Fund’s investments may be negatively affected by such events.

Rule 144A and Other Exempted Securities Risk

The Acquiring Fund may invest in privately placed and other securities or instruments, including founders equity instruments, exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Acquiring Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Acquiring Fund to liquidity risk (the risk that it may not be possible for the Acquiring Fund to liquidate the instrument at an advantageous time or price). The Acquiring Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Acquiring Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Acquiring Fund) to agree contractually to keep the information confidential, which could also adversely affect the Acquiring Fund’s ability to dispose of the security.

Secondary Investments

The Acquiring Fund may acquire shares or interests in private companies from other shareholders (“Secondary Shares”). When the Acquiring Fund purchases Secondary Shares, it may have little or no direct access to financial or other information from the issuers of those securities. As a result, the Acquiring Fund is dependent upon the relationships and contacts of the Investment Manager and its investment professionals to obtain the information to perform research and due diligence and to monitor the investments in Secondary Shares after they are made. There can be no assurance that the Investment Manager will be able to acquire adequate information on which to make its investment decision with respect to any Secondary Share purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the issuers of such shares could cause the Acquiring Fund to lose part or all of its investment in Secondary Shares.

In addition, while the Investment Manager may believe the ability to acquire Secondary Shares or sell the Acquiring Fund’s own private securities as Secondary Shares may provide valuable opportunities for liquidity, there can be no assurance that there will be a market or liquidity for buying or selling Secondary Shares. The prices of Secondary Shares may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for the Acquiring Fund to acquire Secondary Shares at an attractive price or realize the full value on the sale of private securities held by the Acquiring Fund as Secondary Shares. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Acquiring Fund. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of the securities sold in that market, and may overstate an issuer’s actual value, which may cause the Acquiring Fund to realize future losses on its investment in a private issuer.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks that expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite efforts to comply with applicable laws, the Acquiring Fund could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the competitiveness for such investments. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Acquiring Fund’s ability to find investment opportunities and to liquidate investments could be adversely affected. Investments acquired at a discount may result in unrealized gains at the time the Acquiring Fund next calculates its NAV. Because the Acquiring Fund’s NAV is generally based on the fair market value, for secondary investments that are acquired at a discount, those investments would be marked up to their fair value at the next NAV calculation, which would result in unrealized gains at the Acquiring Fund level. The unrealized gains would increase the value of the Acquiring Fund’s NAV and investment performance, and when sold, would result in taxable gain if the sold value of the investments were greater than the Acquiring Fund’s tax basis in such investments. If sold, the investments would result in taxable gain to the extent the sell price of the investments exceeded the Acquiring Fund’s tax basis in such investments and would likely be treated as capital gains.

Sector Risk

At times, the Acquiring Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Acquiring Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Acquiring Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility. The Acquiring Fund does not focus on any particular sector or industry.

Senior Loan Risk

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Acquiring Fund’s NAV than if that value were based on available market quotations, and could result insignificant variations in the Acquiring Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some senior loans and other bank loans transactions may be significantly longer than the settlement period for other investments, and in some case may take longer than seven days. As a result, the Acquiring Fund may be forced to sell investments at unfavorable prices or borrow money or effect short settlements where possible (at a cost to the Acquiring Fund), in an effort to generate sufficient cash to meet liquidity needs (to the extent they arise). The Acquiring Fund’s actions in this regard may not be successful.

Short Selling Risk

The extent to which the Acquiring Fund engages in short sales will depend upon the Investment Manager’s investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Acquiring Fund of buying those securities to cover the short position. There can be no assurance that the Acquiring Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Acquiring Fund can be “bought in” (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market, and such risk may be exacerbated to the extent that such securities are thinly traded or illiquid. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. It may also be impossible for the Acquiring Fund to borrow securities at the most desirable time to make a short sale, particularly in illiquid securities markets.

If the prices of securities sold short increase, the Acquiring Fund will likely be required to provide additional funds or collateral to maintain the short positions. This could require the Acquiring Fund to liquidate other investments to provide additional margin, and those liquidations might not be at favorable prices. A short sale involves the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Acquiring Fund of buying those securities to cover the short position or resulting in the inability of the Acquiring Fund to cover the short position.

Special Purpose Acquisition Companies Risk

Capital raised through the IPO of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Investors in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company’s shares trade above the SPAC’s IPO price, or alternatively, the market price at which an investor acquired a SPAC’s shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC’s trust account. Investors in a SPAC are subject to the risk that, among other things, (i) such SPAC may not be able to complete a qualifying business combination by the deadline established at the time of its IPO, (ii) assets in the trust account may become subject to third-party claims against such SPAC, which may reduce the per share liquidation value received by the investors in the SPAC in the event it fails to complete a business combination within the required time period, (iii) such SPAC may be exempt from the rules promulgated by the SEC to protect investors in “blank check” companies, such as Rule 419 promulgated under the Securities Act, so that investors in such SPAC may not be afforded the benefits or protections of those rules, (iv) such SPAC will likely only complete one business combination, which will cause its returns and future prospects to be solely dependent on the performance of a single acquired business, (v) the value of any target business, including its stock price as a public company, may decrease following its acquisition by such SPAC, (vi) the value of the funds invested and held in the trust account may decline, (vii) the inability to redeem due to the failure to hold the securities in the SPAC on the applicable record date to do so, and (viii) if the SPAC is unable to consummate a business combination, public stockholders will be forced to wait until the deadline before liquidating distributions are made. The Acquiring Fund may invest in a SPAC that, at the time of investment, has not selected or approached any prospective target businesses with respect to a business combination. In such circumstances, there may be limited basis for the Acquiring Fund to evaluate the possible merits or risks of such SPAC’s investment in any particular target business. In addition, to the extent that a SPAC completes a business combination, it may be affected by numerous risks inherent in the business operations of the acquired company or companies. For these and additional reasons, investments in SPACs are speculative and involve a high degree of risk.

From time to time, the Investment Manager may receive material non-public information with respect to a particular SPAC or other issuer of publicly traded securities. In particular, to the extent the Acquiring Fund is party to a forward purchase agreement, a SPAC will typically be required to advise the Acquiring Fund with respect to developments in its search for possible target businesses. In such circumstances, the Acquiring Fund may be prohibited, by law, policy or contract, for a period of time from (i) unwinding a position in such issuer, (ii) establishing an initial position or taking any greater position in such issuer, and (iii) pursuing other investment opportunities related to such issuer.

Sovereign Debt Risk

The Acquiring Fund expects to buy and sell sovereign debt. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Investment Manager believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of non U.S. exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Structured Instruments Risk

The Acquiring Fund may invest in structured instruments, including, structured notes, credit-linked notes and other types of structured instruments. Holders of structured instruments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Acquiring Fund may have the right to receive payments only from the structured instrument, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured instruments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured instruments generally pay their share of the structured instrument’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured instruments will rise or fall, these prices (and, therefore, the prices of structured instruments) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured instrument uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured instruments owned by the Acquiring Fund. Structured instruments generally entail risks associated with derivative instruments.

Systemic Risk

Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other interdependent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Acquiring Fund interacts, as well as the Acquiring Fund, are all subject to systemic risk. A systemic failure could have material adverse consequences on the Acquiring Fund and on the markets for the securities in which the Acquiring Fund seeks to invest.

Valuation Risk

The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Manager may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Investment Manager may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are believed by the Investment Manager to be unreliable, the Investment Manager will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Acquiring Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Acquiring Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Acquiring Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Acquiring Fund’s investments could ultimately be realized at the Acquiring Fund’s valuation of such investments. In addition, the Acquiring Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Acquiring Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Acquiring Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Acquiring Fund’s NAV per common share is a critical component in several operational matters including computation of advisory and services fees. Consequently, variance in the valuation of the Acquiring Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay. Venture Capital Investments.

The Acquiring Fund may make “venture capital” investments in private companies which are subject to significant additional risks, including that the venture capital investments typically have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. The public market for startup and emerging growth companies is volatile. Such volatility may adversely affect the development of portfolio companies, the ability of the Acquiring Fund to dispose of investments, and the value of investment securities on the date of sale or distribution by the Acquiring Fund. In particular, the receptiveness of the public market to IPOs by the Acquiring Fund’s portfolio companies may vary dramatically from period to period. An otherwise successful portfolio company may yield poor investment returns if it is unable to consummate an IPO at the proper time. Even if a portfolio company effects a successful public offering, the portfolio company’s securities may be subject to contractual “lock-up,” securities law or other restrictions, which may, for a material period of time, prevent the Acquiring Fund from disposing of such securities. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development. There can be no guarantee that any portfolio company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Acquiring Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made.

Volatile Markets Risk

The prices of financial instruments in which the Acquiring Fund may invest can be volatile. Price movements of forward and other derivative contracts in which the Acquiring Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Acquiring Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses. There can be no assurance that the Acquiring Fund will not suffer material adverse effects from broad and rapid changes in market conditions. Recent market conditions have shown that markets can quickly change at times or in ways that are difficult for the Investment Manager to predict, so even a well analyzed investment approach may not protect the Acquiring Fund from significant losses under certain market conditions.

Warrants and Rights Risk

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Acquiring Fund to liquidity risk (the risk that it may not be possible for the Acquiring Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk

The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

C.         INFORMATION ABOUT THE MERGER

General

The Investment Manager recommended the Proposal as part of an initiative to increase the scale of assets of the combined fund (to help increase the quality and quantity of available investment opportunities), achieve greater operating efficiencies (through the combination of two substantially identical funds), and provide the Target Fund with access to a larger Fund with access to a leverage facility that can help fuel additional returns. The Board considered the Merger and determined that the Merger would be in the best interests of the Target Fund. The Board believes that the proposed Merger would benefit the shareholders of the Target Fund in a number of ways, including, among other things:

•	Potentially greater secondary market liquidity and improved secondary market trading for combined fund shares as a result of the combined funds’ greater share volume, which may lead to a narrower trading discount of market price to net asset value (“NAV”) per share (“NAV Discount”), narrower bid-ask spreads and smaller trade-to-trade price movements;

•	Increased portfolio management flexibility due to the larger asset base of the combined fund;

•	Greater portfolio diversification;

•	Potentially higher dividend distribution rate; and

•	Access to an existing credit facility that can be leveraged to help fuel additional returns.

For these reasons, among other factors discussed under “Board Considerations” below, the Target Fund’s Board determined that the Merger is in the best interest of the Target Fund and approved the Merger, recommending that Shareholders also approve it.

The closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Merger to occur, all requisite shareholder approvals must be obtained, including approval of the Agreement by shareholders of the Target Fund and approval by the Acquiring Fund shareholders of the issuance of Acquiring Fund shares in connection with the Agreement. In addition, certain other consents, opinions, confirmations and/or waivers from third parties, and lenders under the Acquiring Fund’s credit facility, must also be obtained. Because the closing of the Merger is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur even if shareholders of the Target Fund entitled to vote approve the Merger and the Target Fund satisfies all of its closing conditions if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfies (or obtain the waiver of) its closing conditions. If the Merger is not consummated, the Board of the Target Fund may take such actions as it deems in the best interests of the Target Fund, including (to the extent the Target Fund did not obtain requisite shareholder approval of the Merger) conducting additional solicitations with respect to the Proposal or, in any case, continuing to operate the Target Fund as a standalone fund.

Terms of the Merger

General. The Agreement and Plan of Reorganization by and among the Acquiring Fund and the Target Fund (the “Agreement”), in the form attached as Appendix A to this Proxy Statement/Prospectus, sets forth the terms of the Merger. The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue acquisition shares (“Acquisition Shares”) to the Target Fund. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the reorganization payable by the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record the Acquisition Shares received by the Target Fund. As a result, Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges connection with the issuance of Acquisition Shares in the Reorganization. The value of the net assets of each Target Fund and of the Acquisition Shares will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the applicable reorganization.

Pursuant to the Agreement, the net asset value of the Target Fund assets and the Acquisition Shares shall be computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date referred to herein as the “Valuation Time”) using the valuation procedures of each Fund (which are identical) or such other valuation procedures as would be mutually agreed upon by the parties.

Conditions to Close. The completion of the Merger is subject to certain conditions described in the Agreement, including among others:

•	The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the reorganization, (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Target Fund will have approved the Agreement by the requisite vote.

•	The shareholders of the Acquiring Fund will have approved the issuance of the Acquisition Shares by the requisite vote.

•	The Target Fund and the Acquiring Fund will have each received a satisfactory opinion of tax counsel to the effect that as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganizations,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes in the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the reorganization and the Target Fund generally will not recognize gain or loss as a direct result of the reorganization.

•	Certain other consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to outstanding preferred shares of the Acquiring Fund and lenders under the Acquiring Fund’s credit facilities, must also be obtained.

Termination of the Agreement. The Agreement and the transactions contemplated by it may be terminated by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund (i) in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination of a reorganization, each fund will bear all of its costs associated with the reorganization.

U.S. Federal Income Tax Status of the Reorganization. The Merger is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of each reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Alston & Bird LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with the respect to the Merger, U.S. federal income tax purposes:

•	The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code, with respect to the reorganization.

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

•	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•	The aggregate basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•	The holding period of the Acquisition Shares received by each Target Fund shareholder in the reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the reorganization.

•	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381,382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (a) the effect of a reorganization on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (b) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences the reorganization. Opinions of counsel are not binding upon the IRS or the courts, and are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a reorganization were consummated but the IRS or the courts determine that the reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of a Target Fund should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances.

The closing date is expected to be on or about [●], 2026, or such other date as the parties may agree (the “Closing Date”). Following the Merger, the Target Fund will terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Merger as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement/Prospectus.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution prior to the Valuation Time, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund affected by the amendment as specifically authorized by such Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Board Considerations

Based on the considerations described below, the Board of Trustees of the Target Fund (the “Target Fund Board”), and the Board of Trustees of the Acquiring Fund (the “Acquiring Board” and together with the Target Fund Board, the “Boards” and each individually, a “Board”), including the Board Members of each Board who are not “interested persons,” as defined in the 1940 Act voting separately, have each determined that the Merger would be in the best interests of its Fund and that the interests of the existing shareholders of its Fund would not be diluted as a result of the Merger. At a meeting held on August 20, 2026 (the “Board Meeting”), each Board approved the Merger and with respect to the Target Fund, recommended that shareholders approve the Agreement, and with respect to the Acquiring Fund, recommended its shareholders to approve issuance of the Acquisition Shares.

The Merger was first approved on March 10, 2026 based on substantially identical considerations set forth below. However, on March 24, 2026, the Boards of the Target Fund and the Acquiring Fund both approved the termination of the Merger based on the recommendation of management in light of recent macroeconomic events that had created increased volatility in global markets, which resulted in the widening of the discount of each Fund’s share price to its NAV.

At and prior to the Board Meeting, the Investment Manager made presentations and provided the Boards with information relating to the proposed Merger. Prior to approving the Merger, each Board reviewed the foregoing information with its independent legal counsel and with management. Each Board considered that the Investment Manager had recommended the Proposal as part of an initiative to increase the scale of assets into a combined fund and achieve greater operating efficiencies for the Funds. The Boards considered the following factors (as applicable), among others, in approving the Merger:

•	Compatibility of the Funds’ Investment Objectives and Principal Investment Strategies;

•	Consistency of Portfolio Management;

•	Compatibility of Portfolios;

•	Comparison of Performance;

•	Effect on Fees and Expense Ratios;

•	Tax Considerations;

•	Terms of the Merger and its Impact on Shareholders;

•	Costs of the Merger;

•	Evaluation of Shareholder Benefits; and

•	Potential Benefits to Saba Capital as Investment Manager.

Highlights of specific considerations are further detailed below.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards considered that the Funds have identical investment objectives of seeking to provide shareholders with a high level of current income, with a second goal of capital appreciation, and substantially identical principal strategies (See “The Proposal—A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies”) policies and risk factors.

Consistency of Portfolio Management. Each Fund has the same investment manager. In addition, each Fund has the same portfolio managers, who will continue to manage the combined fund upon completion of the Merger. The Boards considered that Target Fund shareholders would remain invested in a NYSE-listed closed-end management investment company (with an identical investment objective) that will have greater net assets and the same investment manager and portfolio managers.

Compatibility of Portfolios. The Target Fund and the Acquiring Fund have similar portfolio holdings with significant overlap, though there are some positions unique to each Fund which would result in greater portfolio diversification for each Fund.

Effect of the Merger on Fees and Expense Ratios. The Boards considered the management fee and operating expense ratios of each Fund (including the estimated operating expense ratio of the combined fund following the Merger). In this regard, the Target Fund Board considered that the flat management fee of the Acquiring Fund is higher than the fund-level management fee schedule of the Target Fund and that, as a result, a higher effective management fee rate was expected for the combined fund (than the Target Fund). The Board considered that the Acquiring Fund presently has a higher fund-level expense ratio (including higher management fee rate), based on net assets, than the Target Fund. Nevertheless, the Board observed that much of the increase in expenses for the Target Fund is associated with the Acquiring Fund’s investment leverage costs (given that the Target Fund presently does not have any access to a leverage facility to engage in direct borrowings seeking enhanced returns). In addition, the Board considered that, due to the effect of the Acquiring Fund’s leverage, the combined fund’s expense ratio is lower than the Target Fund’s ratio, when calculated based on Managed Assets. The Board also observed that, other than interest and financing costs, the combined fund’s “other expenses” would be reduced due to operating efficiencies associated with the Merger. It was also recognized that although the Target Fund’s assets would be subject to a higher management fee rate following the Merger with the Acquiring Fund, the combined structure reflects a management fee appropriate for a product that can provide shareholders with significantly greater investment exposure through access to direct leverage (which the Target Fund does not presently have) and that the Acquiring Fund fee rate/structure is materially lower than Saba Capital’s management fee rate/structure for its client vehicles pursuing opportunistic strategies across various asset classes (like the Funds).

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the Merger, the Target Fund Board considered that the Merger is being proposed, in part, to seek to enhance the secondary trading market for the common shares with respect to the Target Fund. Each Board considered that the combined funds’ greater share volume may result in greater secondary market liquidity and improved secondary market trading for common shares after the Merger, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization. It is anticipated that the Merger will qualify as a tax-free reorganization for federal income tax purposes, and each Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions).

Investment Performance. Each Board considered the relative performance record of the Target Fund and of the Acquiring Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Target Fund Board noted that the Acquiring Fund NAV outperformed the Target Fund NAV for the most recent annualized five year period.

Expected Costs of the Merger. The Boards considered the estimated costs associated with the Merger and the allocation of such costs between the Funds.

Terms of the Merger and Impact on Shareholders. The Boards reviewed with counsel the terms of the Agreement, including, among others, the provisions setting forth the mechanics of the Reorganization, the conditions to closing, and termination provisions. The terms of the Merger are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Target Fund Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund with a net asset value equal to the net asset value of the Target Fund shares.

Effect on Shareholder Rights. The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and the Target Fund is a Delaware Statutory Trust. In this regard, with respect to the Target Fund, shareholder rights will be under Massachusetts law and rights as set forth in the Acquiring Fund Bylaws. No material differences were noted.

Specific Potential Benefits to Target Fund Shareholders. The Target Fund Board took into account the following key potential benefits of the proposed Merger:

•	Potentially greater secondary market liquidity and improved secondary market trading for combined fund shares as a result of the combined funds’ greater share volume, which may lead to a narrower trading discount of market price to net asset value (“NAV”) per share (“NAV Discount”), narrower bid-ask spreads and smaller trade-to-trade price movements;

•	Increased portfolio management flexibility due to the larger asset base of the combined fund;

•	Greater portfolio diversification;

•	Potentially higher dividend distribution rate; and

•	Access to an existing credit facility that can be leveraged to help fuel additional returns.

Potential Benefits to the Investment Manager and Affiliates. The Boards also considered that the Merger would result in some benefits and economies of scale for the Investment Manager and its affiliates. These would include, for example, an expected aggregate increase to management fees and a reduction in the level of operational and other support by Investment Manager as a result of the elimination of the Target Fund as a separate fund.

Conclusion. Based on all of the foregoing, with no factor being determinative, each Board approved the Merger, concluding that the Merger is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Merger.

Capitalization

The following tables set forth the unaudited equity capitalization of the Funds as of April 30, 2026, and the pro forma combined equity capitalization of the Acquiring Fund as if the Merger had occurred on that date assuming the completion of the Merger.

The table below sets forth the capitalization of the Acquiring Fund and Target Fund as of April 30, 2026 and the pro forma capitalization of the combined fund, assuming the Reorganization was consummated as of April 30, 2026.

	Target Fund		Acquiring Fund		Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Shareholders’ Equity
Common Shares, without par value; 26,989,322 shares outstanding for the Target Fund, 51,935,014 shares outstanding for the Acquiring Fund and [X] shares outstanding for the combined fund pro forma	$		$		$		$
Paid-in surplus		357,869,956		556,734,786
Total distributable earnings		(82,954,975)		(201,626,084)		—
Net assets applicable to common shares		$261,156,193		$396,751,446	$		$
Common shares outstanding		26,989,322		51,935,014
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)		$9.67		$7.63			$
Common		Unlimited		Unlimited				Unlimited

(1)	The pro forma balances are presented as if the Merger was effective as of April 30, 2026, are presented for informational purposes only, which amounts may change prior to the Closing Date. The actual Closing Date of the Merger is expected to be on or about [●], 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Merger.

(2)	Assumes the issuance of [X] Acquiring Fund common shares to Target Fund shareholders in connection with the Merger. These numbers are based on the net asset values of the Acquiring Fund and the Target Fund as of April 30, 2026, adjusted for estimated Merger costs.

(3)	Includes the impact of estimated total Merger costs of $650,000 which are currently estimated to be borne by the Target Fund and the Acquiring Fund in the amounts of $325,000 and $325,000, respectively.

Expenses Associated with the Merger

The costs of the Merger for the Target Fund are currently estimated to be $325,000 but the actual costs may be higher or lower than that amount. These costs consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger. If the Merger is not consummated for any reason, including because the requisite shareholder approvals are not obtained, each of the Funds, and shareholders of the Funds indirectly, will still bear the costs of the Merger.

The Funds have engaged Campaign Management to assist in the solicitation of proxies at an estimated aggregate cost of $17,000 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the organizational documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to their shares in connection with the Merger.

Material Federal Income Tax Consequences of the Merger

As a non-waivable condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Alston & Bird LLP (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Merger. Substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)       The merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)       No gain or loss will be recognized by the Acquiring Fund or the Target Fund upon the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws or upon the liquidation of the Target Fund.

(c)       No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws.

(d)       No gain or loss will be recognized by the Target Fund shareholders upon the exchange of all their Target Fund shares solely for Acquiring Fund shares in the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws, except to the extent the Target Fund shareholders receive cash in lieu of a fractional Acquiring Fund common share.

(e)       The aggregate basis of the Acquiring Fund shares received by the Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor.

(f)       The holding period of the Acquiring Fund shares received by the Target Fund shareholder in the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the merger.

(g)       The basis of the Target Fund’s assets received by the Acquiring Fund in the merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

(h)       The holding period of the assets of the Target Fund received by the Acquiring Fund in the merger will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

(i)       The payment of cash to the holders of Target Fund shares in lieu of fractional Acquiring Fund common shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Target Fund common shares will generally have a capital gain or loss to the extent the cash distribution differs from such holder’s basis allocable to the fractional Acquiring Fund common shares.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on a direct or indirect shareholder of the Target Fund that is a corporation, and (3) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Each opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Merger may not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Merger.

Opinions of counsel are not binding upon the IRS or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Merger occurs but the IRS or the courts determine that the Merger does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund may recognize gain or loss on the transfer of its assets to the Acquiring Fund and/or the deemed distribution of Acquiring Fund shares to its shareholders and each shareholder of the Target Fund would recognize taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share and thus recognizes gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share this gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, the Target Fund will declare a distribution to its shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to such shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Merger. The distribution will be taxable to shareholders who are subject to federal income tax. Each Fund designates distributions to shareholders, if any, as consisting of particular types of income (such as ordinary income and capital gain) based on each class’s proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. For the Acquiring Fund, all dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquiring Fund’s dividend reinvestment plan. The tax character of dividends and distributions (e.g., as consisting of ordinary income or capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Merger capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or pay more federal income tax, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.

The table below sets forth, as of October 31, 2025 (each Fund’s tax year end), each Fund’s unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

	Target Fund	Acquiring Fund(1)

Short-Term	$11,884,127	$32,879,273
Long-Term	$85,826,235	$144,248,300
Total	$97,710,362	$177,127,573

(1)	A portion of the Acquiring Fund’s capital loss carryforwards is subject to an annual limitation under the Code and related regulations.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains (after the application of any available capital loss carryforwards) realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Merger when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Merger, the Acquiring Fund may recognize gains or losses (including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Merger), which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund, including former Target Fund shareholders who hold Acquiring Fund shares after the Merger. As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including without limitation the federal, state, local, and non-U.S. tax consequences with respect to the foregoing matters and any other considerations that may be applicable to them.

Shareholder Approval

The Proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Target Fund (the “1940 Act Majority”) is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

Abstentions, if any, will have the same effect as a vote against the approval of the Merger. Because the Merger is considered a “non-routine” matter under the rules of the NYSE, broker non-votes will not be received with respect to the Proposal at the Target Fund’s Meeting and will have no effect on calculating quorum. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

The Funds exercise no influence or control over the determinations of such shareholders with respect to the Merger; there is no guarantee that such shareholders will vote to approve the Proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of common shares of each Fund are entitled to one vote per share on any matter on which they are entitled to vote. Furthermore, the provisions set forth in each Fund’s declaration of trust and by-laws include similar voting provisions. The full text of each Fund’s declaration of trust and by-laws are on file with the SEC and may be obtained as described on page 89.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, without par value. If the Merger is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of the Target Fund that are transferred in connection with the Merger, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Merger will be identical to the terms of the Acquiring Fund common shares that are then outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable except as described under “Summary Description of Massachusetts Business Trusts” below.

Distributions on Common Shares of the Acquiring Fund

Similar to the Target Fund, the Acquiring Fund has, with the approval of its Board, adopted a managed distribution plan (the “Managed Distribution Plan”), pursuant to which the Acquiring Fund makes monthly distributions to shareholders at a fixed amount of $0.085 per share. This fixed distribution amount excludes any special dividends, which are not paid pursuant to the Managed Distribution Plan.

The Acquiring Fund will generally distribute amounts necessary to satisfy the Managed Distribution Plan and the requirements prescribed by excise tax rules and Subchapter M of the Code. The Managed Distribution Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Acquiring Fund’s common shares, but there is no assurance that the Managed Distribution Plan will be successful in doing so. No conclusions should be drawn about the Acquiring Fund’s investment performance from the amount of the Acquiring Fund’s distribution or from the terms of the Managed Distribution Plan.

Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Acquiring Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Acquiring Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Acquiring Fund’s investment performance and should not be confused with “yield” or “income”.

The Managed Distribution Plan provides that the Board may amend the terms of the Managed Distribution Plan or terminate the Managed Distribution Plan at any time without prior notice to Acquiring Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the Acquiring Fund to terminate the Managed Distribution Plan. An amendment or termination of the Managed Distribution Plan could have an adverse effect on the market price of the Acquiring Fund’s common shares. The Managed Distribution Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Various factors will affect the level of the Acquiring Fund’s income, including the asset mix and the Acquiring Fund’s use of hedging. To permit the Acquiring Fund to maintain a more stable monthly distribution, the Acquiring Fund may from time to time distribute less than the fixed distribution amount. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular monthly period may be more or less than the fixed distribution amount. Undistributed income will add to the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Acquiring Fund’s NAV.

Under normal market conditions, the Investment Manager seeks to manage the Acquiring Fund in a manner such that the Acquiring Fund’s distributions are reflective of the Acquiring Fund’s current and projected earnings levels. The distribution level of the Acquiring Fund is subject to change based upon a number of factors, including the current and projected level of the Acquiring Fund’s earnings, and may fluctuate over time.

Dividend Reinvestment Plan

The terms of the dividend reinvestment plan for the Acquiring Fund differ from the Target Fund’s terms. Under the Acquiring Fund’s Shareholder Reinvestment Program (the “Reinvestment Program”), the Acquiring Fund allows participating shareholders to reinvest all dividends (“Dividends”) in additional common shares of the Acquiring Fund. Pursuant to the Reinvestment Program, Equiniti Trust Company, LLC (“EQ”), the Reinvestment Program administrator, purchases, from time to time, common shares on the open market to satisfy Dividend reinvestments. Such common shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Acquiring Fund’s common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new common shares are issued by the Acquiring Fund at the greater of (i) NAV or (ii) the market price of the common shares during the pricing period, minus a discount of 5%. Common shares issued by the Acquiring Fund under the Reinvestment Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Reinvestment Program by submitting a completed participation form to EQ, the Reinvestment Program administrator. EQ will credit to each participant’s account funds it receives from Dividends paid on common shares of the Acquiring Fund registered in the participant’s name. Shareholders may elect to close their account at any time by giving EQ written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full common shares in the account. Fractional common shares will be held and aggregated with other fractional common shares being liquidated by EQ as agent of the Reinvestment Program and paid for by check when actually sold.

Participants will pay a pro rata share of brokerage commissions with respect to the Reinvestment Program administrator’s open market purchases in connection with the reinvestment of Dividends.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in common shares under the Reinvestment Program will be treated as having received a Dividend equal to either (i) if common shares are issued under the Reinvestment Program directly by the Trust, generally the fair market value of the common shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of common shares on its behalf in the open market.

Additional information about the Reinvestment Program may be obtained by contacting the Reinvestment Program administrator at [●] or [●].com.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (2) the corresponding NAV per share reported as of the end of the day on the NYSE; and (3) the premium/(discount) to NAV per share at which the common shares were trading as of such date.

	Target Fund
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
7/31/2026	$8.63	$8.14	$9.74	$9.45	-11.12%	-14.75%
4/30/2026	$8.60	$7.99	$9.48	$9.37	-9.28%	-14.73%
1/31/2026	$8.84	$8.14	$9.85	$9.40	-10.25%	-13.40%
10/31/2025	$8.34	$7.35	$10.20	$9.89	-7.55%	-11.63%

Acquiring Fund
	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price
Fiscal Quarter Ended	High	Low	High	Low	High	Low
7/31/2026	$6.91	$6.47	$7.65	$7.33	-8.70%	-13.45%
4/30/2026	$6.91	$6.38	$7.50	$7.53	-7.87%	-15.27%
1/31/2026	$7.43	$6.77	$8.21	$7.62	-9.50%	-11.15%
10/31/2025	$8.44	$7.27	$8.70	$8.28	-2.99%	-12.20%

On August 20, 2026, the closing sale prices of the Target Fund and Acquiring Fund common shares were $8.13 and $6.39, respectively. These prices represent discounts to net asset value for the Target Fund and the Acquiring Fund of 14.42% and 12.23%, respectively.

Affiliated Brokerage and Other Fees

Neither the Target Fund nor the Acquiring Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker of an affiliated person of which is an affiliated person of such Fund or the Investment Manager of such Fund. See the Merger SAI for additional information.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and the Acquiring Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General. The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument, and its by-laws (its “governing documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its governing documents. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the fund’s governing documents.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and by-laws and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of the Acquiring Fund contains such provisions.

The Funds

The Acquiring Fund

The Acquiring Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Acquiring Fund was formed as a Massachusetts business trust on December 2, 1987, pursuant to its Agreement and Declaration of Trust, as subsequently amended (the “Declaration of Trust”) and is governed by the laws of the Commonwealth of Massachusetts. The Acquiring Fund commenced operations on May 12, 1988. The Acquiring Fund first changed its name from Pilgrim Prime Rate Trust to Pilgrim America Prime Rate Trust, effective April 12, 1996, and then changed its name back to Pilgrim Prime Rate Trust, effective November 16, 1998. Effective March 1, 2002, the Acquiring Fund changed its name to ING Prime Rate Trust. Effective May 1, 2014, the Acquiring Fund changed its name to Voya Prime Rate Trust. Effective June 4, 2021, and as a result of Saba Capital Management, L.P. assuming the role as investment manager to the Acquiring Fund, the Acquiring Fund changed its name to Saba Capital Income & Opportunities Fund. The Acquiring Fund’s common shares are listed on the NYSE under the symbol “BRW.” The Acquiring Fund’s principal office is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174, and its telephone number is 212-542-4635.

The Board is responsible for overseeing the Acquiring Fund’s activities, including reviewing contractual arrangements with companies that provide services to the Acquiring Fund, and reviewing the Acquiring Fund’s performance. Under the rules of the NYSE applicable to listed companies, the Acquiring Fund is required to hold an annual meeting of shareholders in each year. If the Acquiring Fund is converted to an open-end investment company or if for any reason common shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Acquiring Fund does not intend to hold annual meetings of shareholders.

The Acquiring Fund is responsible for paying all the expenses of its operation, including, without limitation, the management fee payable and extraordinary expenses, such as litigation expenses. Under Massachusetts law, shareholders, including preferred shares could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Declaration of Trust disclaims shareholder liability based solely on his or her being or having been a shareholder of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Acquiring Fund or the Trustees. The Declaration of Trust provides for indemnification, out of Fund property, for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations.

The Target Fund

The Target Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act. The Target Fund was formed under the Delaware Statutory Trust Act and formally commenced investment operations on January 28, 1988. The Target Fund first changed its name from Templeton Global Income Fund to Saba Capital Income & Opportunities Fund II, effective January 1, 2024. The Target Fund’s common shares are listed on the NYSE under the symbol “SABA.”

The Target Fund bears its operating expenses in a substantially identical manner to the Acquiring Fund. The Target Fund’s principal office is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174, and its telephone number is 212-542-4635.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES/RESTRICTIONS

Below is a comparison of the investment objectives and policies of the Acquiring Fund and the Target Fund. References herein to the “Fund” or “Funds” refer to both the Target Fund and Acquiring Fund, unless otherwise indicated.

General

The Funds have identical investment objectives and substantially identical principal investment strategies. Each Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. In pursuing its objectives, the Funds invest in debt and equity securities of public and private companies and as further described under “The Proposal—Synopsis—Comparison of the Acquiring Fund and the Target Fund.”

Use of Leverage

Unlike the Target Fund, the Acquiring Fund utilizes leverage by accessing a credit facility to pursue its investment objective. Both Funds are permitted to use leverage to the extent permitted by the 1940 Act. The Funds may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial interest, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Funds may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Investment Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the senior loan market adversely affect the price at which senior loans are available), each Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate- or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Funds may not achieve their investment objectives.

Portfolio Investments

Both Funds’ portfolios are composed principally of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Merger SAI.

Closed-End Funds

The Acquiring Fund invests its assets in U.S. and non-U.S. “closed-end” investment companies (or “closed-end funds”) and, at times, to a significant degree. U.S. closed-end funds are registered investment companies that, unlike open-end funds, do not typically issue redeemable shares. Instead, a fixed number of shares trade on a secondary market, such as a securities exchange. The Acquiring Fund may invest in closed-ends funds that are domiciled outside of the U.S. or whose securities are traded on a non-U.S. exchange. Such securities are typically listed for trading on the NYSE or NASDAQ and, in some cases, may be traded in other over-the-counter markets or on foreign exchanges.

The Acquiring Fund invests in closed-end funds that pursue a variety of strategies, including closed-end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed-end funds that invest in alternative assets, debt and loans, including high yield or non-investment grade securities. The closed-ends funds have the flexibility to invest in a broad range of securities. The closed-end funds may invest in securities with a range of maturities from short- to long-term. Substantially all of the closed-end funds’ assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities of equivalent investment quality. The Acquiring Fund’s closed-end fund investments may also invest in equity securities, municipal securities (including through depositary receipts or other securities convertible into securities of foreign issuers), mortgage-related and other asset-backed securities, REITs, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques, including investments in derivative instruments. The closed-end funds may also make short sales of securities or maintain a short position.

The Acquiring Fund generally will purchase shares of closed-end funds in the secondary market. The Acquiring Fund will incur normal brokerage costs on such purchases similar to the expenses the Acquiring Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Acquiring Fund may, however, also purchase securities of a closed-end fund in an initial public offering or other offering, when, in the opinion of the Investment Manager, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The offering price typically can include a dealer spread, which may be higher than the applicable brokerage cost if the Acquiring Fund purchased such securities in the secondary market. In seeking to maximize value, the Acquiring Fund may also invest in closed-ends funds that are, or the Investment Manager believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed-end fund’s NAV. Such activism may be initiated by the Investment Manager (on behalf of its other clients) or by third parties.

Special Purpose Acquisition Companies

A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a “SPAC Transaction”). The shares of a SPAC are issued in “units” that typically include one share of common stock and one warrant (or partial warrant) conveying the right to purchase additional shares. Within 52 days after the closing of the IPO, the shares of common stock and the warrants comprising the units will begin to trade separately and become freely tradeable. After going public, and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any warrants issued by the SPAC expire worthless. In some cases, the Acquiring Fund will forfeit its right to exercise its warrants to receive additional shares even if a SPAC Transaction occurs if the Acquiring Fund holding the warrant elects to redeem its shares of common stock and not participate in the SPAC Transaction.

Debt and other Fixed Income Investments

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Private Credit. The Fund may also invest in debt securities issued by private companies. Generally, very little public information exists about these private companies, and the Fund will rely on the ability of the Investment Manager to obtain adequate information to evaluate the potential returns from investing in these companies. Private companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds. The Fund may invest in senior secured first lien term loans and senior secured second lien term loans issued by private companies. Additionally, the Fund may invest in debt securities issued by private companies that may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The Fund may also invest in private investment funds that invest in private debt and credit assets. In general, these interests are subject to underlying lock-ups, are not freely transferrable and/or have substantial transfer restrictions and no active trading market but may have certain rights as to redemption.

Senior Loans. The Fund may invest in senior secured floating rate and fixed rate loans or debt. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Senior loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. A senior loan typically is originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (collectively, the “Agent”) for a group of loan investors. The Agent typically administers and enforces the senior loan on behalf of the other loan investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the loan investors. Purchasers of senior loans and other forms of indebtedness depend primarily on the creditworthiness of the corporate or other borrower for payment of principal and interest.

Senior loans typically have a stated term of between five and nine years and have rates of interest that typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of senior loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Because of prepayments, the Investment Manager expects the average life of the senior loans in which the Fund invests to be shorter than the stated maturity.

The Fund may purchase senior loans on a direct assignment basis. If the Fund purchases a senior loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. The Fund may also purchase, without limitation, participations in senior loans. The participation by the Fund in a lender’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” or “manufactured” convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. These securities may provide the Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Loan Obligations. A Collateralized Loan Obligation (“CLO”) is a structured debt security, issued by a financing company (generally called a special purpose vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of bank loans. Investors in CLOs bear the credit risk of the underlying collateral. The bank loans are used as collateral supporting the various debt tranches issued by the SPV. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund may invest in all tranches, including lower-rated tranches. The Fund may invest in the equity or residual portion of the capital structure of CLOs. The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

High-Yield Securities. High-yield, or low and below investment grade securities are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Fund’s portfolio managers to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events. High-yield securities may be more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities may be issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more Nationally Recognized Statistical Rating Organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero- coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Investment Manager’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the Securities Act. Investments in these restricted securities may be determined by the Investment Manager to be liquid (able to be sold or disposed of in current market conditions in seven days or less without the sales or dispositions significantly changing the market value of the investment).

Mortgage Related Derivative Instruments. The Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities (“STRIPS”) program, all of which are backed by the full faith and credit of the United States.

Preferred Securities. The Fund may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Municipal Securities. The Fund may invest in municipal securities, which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) (or industrial development bonds, under pre-1986 law) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities. The interest on municipal securities may bear a fixed rate or be payable at a variable or floating rate.

Distressed and Defaulted Securities. The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Credit Default Swaps. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its assets, the Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position.

Structured Instruments. The Fund may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other fixed-income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.

Sovereign Governmental and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including foreign countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries; debt securities issued by government owned, controlled or sponsored entities located in foreign countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds (“TIPs”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Event-Linked Instruments/Catastrophe Bonds. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap.

Reinsurance Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Manager had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

Equity Securities

In addition to investments in closed-end funds and SPACs, the Fund may invest in other equity securities, including common stocks, warrants, REITs, depositary receipts, and listed and unlisted private equity funds or other private funds.

Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or the Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

REITs. The Fund may invest in equity interests and debt securities issued by REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate. The Fund may also invest in securities of companies and groups that have elected for the status of a REIT under Part 12 of U.K. Corporation Tax Act 2010 (as amended) (a “U.K. REIT”). A U.K. REIT is, broadly, a UK tax resident company (or the principal company of a group) that carries on a qualifying property rental business and has elected to be, and continues to qualify as, a U.K. REIT. U.K. REITs are entitled to an exemption from U.K. corporation tax on the profits and gains arising from their qualifying property rental business, subject to their satisfying a number of conditions on entry into the regime and on an ongoing basis. These conditions include, among others: (i) a requirement that the U.K. REIT's shares be admitted to trading on a "recognised stock exchange" (save that this requirement does not apply where at least 70% of the REIT's ordinary share capital is held by one or more "qualifying institutional investors"); (ii) a requirement that the company not be a "close company" for U.K. tax purposes (subject to an exception where the company would only be close by virtue of being held by one or more "qualifying institutional investors"); (iii) a requirement that the interest payable upon any borrowings of the U.K. REIT must not exceed a reasonable commercial return nor be contingent upon or variable by reference to the results of all or any part of the company's business or the value of any of its assets; (iv) a "balance of business" test, under which at least 75% of the U.K. REIT's total profits must derive from, and at least 75% of the value of its total assets must be represented by, its qualifying property rental business; (v) a distribution requirement, under which the U.K. REIT must distribute at least 90% of the income profits of its qualifying property rental business by way of dividend within specified time limits; and (vi) an "interest cover" test under which the company's profits from its qualifying property rental business divided by its property finance costs must be 1.25 or greater. There can be no assurance that any U.K. REIT in which the Fund invests will continue to satisfy these conditions throughout the period of the Fund’s investment. Failure by a U.K. REIT to satisfy the applicable conditions may have significant adverse U.K. tax consequences.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.

Private Equity Funds. The Fund may invest directly in private equity funds and listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Fund may invest in private equity funds and listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in other private equity funds making debt investments or investments in companies at other stages of development. The Fund may also make these private equity investments directly. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.

An investment in a private fund may be made in the primary offering of such fund’s securities or acquired in the secondary market. Such investments may constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act of 1933.

The Investment Manager evaluates private funds based on the depth of resources of management, consistency of investment process, prior investment performance, expenses, and purity of exposure to an asset class using information contained in such private funds’ marketing materials, including private placement memoranda, and gained from the Investment Manager’s relationships with the management of such private funds. The Investment Manager aims to invest in private funds managed by investment managers who the Investment Manager believes have the ability to invest successfully in their respective strategy, geography, and/or sector.

Foreign Investments and Emerging Markets

Non-U.S. Securities. The Fund may invest without limit in securities of non-U.S. issuers (“Non-U.S. Securities”). These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as “Brady Bonds;” (ii) debt obligations of supranational entities; (iii) debt obligations and other debt securities of foreign corporate issuers; (iv) fixed income securities issued by corporations that generate significant profits from non-U.S. countries; and (v) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to Non-U.S. Securities or indices of Non-U.S. Securities. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest or dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

Emerging Markets Investments. The Fund may invest without limitation in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Fund’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about emerging market issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Emerging markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Investment Manager may not be able to sell the Fund’s portfolio securities in amounts and at prices they consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging market countries and their securities markets.

Foreign Currency Transactions. The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in non-U.S. currencies and the income received by the Fund from such securities will be paid in non-U.S. currencies. The Fund also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Fund may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has the flexibility to engage in such transactions, the Investment Manager may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Other Investment Companies

In addition to investments in closed-end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges), the Fund may invest in securities of other investment companies (including exchange-traded funds, business development companies, interval funds, REITs, and money market funds, including other investment companies managed by the Investment Manager or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies (except that it will not be subject to duplicate advisory fees with respect to other investment companies managed by the Investment Manager or its affiliates). The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available equity and/or fixed-income securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Fund may be subject to the extent it employs a leverage strategy. Additionally, the Fund may invest in other investment companies that have exposure to and may invest in digital assets that utilize blockchain technology.

Private Funds

The Fund may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies without preference to any sector in which such private funds may invest. Additionally, the Fund may invest in private funds that have exposure to and may invest in digital assets that utilize blockchain technology. An investment in a private fund may be made in the primary offering of such fund’s securities or acquired in the secondary market. Such investments may constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act of 1933.

The Investment Manager evaluates private funds based on the depth of resources of management, consistency of investment process, prior investment performance, expenses, and purity of exposure to an asset class using information contained in such private funds’ marketing materials, including private placement memoranda, and gained from the Investment Manager’s relationships with the management of such private funds. The Investment Manager aims to invest in private funds managed by investment managers who the Investment Manager believes have the ability to invest successfully in their respective strategy, geography, and/or sector.

Other Investments/Techniques

Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up Period. During temporary defensive periods (e.g., times when, in the Investment Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which fixed income securities are available, or in connection with the termination of the Fund) and in order to keep cash on hand fully invested, including the period during which the net proceeds of this offering of common shares are being invested, the Fund may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Fund may invest directly. The Investment Manager’s determination that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent or in connection with the termination of the Fund.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Derivatives. The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards (such as forward foreign currency contracts, and forward interest rate agreements), futures (such as currency, equity, fixed income/debt (including interest rate), and index futures), options (including options on swaps (commonly known as swaptions), options on futures, options on indices, writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts), structured investments (such as equity-linked notes), and swaps (such as total return, credit default, credit default index, fixed income/debt (including interest rate swaps), and swaps on index futures). The Fund typically will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more subsidiaries. The Fund complies with provisions of the Investment Company Act governing investment policies on an aggregate basis with each subsidiary and the provisions of the Investment Company Act governing capital structure and leverage on an aggregate basis with the subsidiary so that the Fund treats each subsidiary’s debt as its own for purposes of Section 18. Any investment adviser to a subsidiary complies with provisions of the Investment Company Act relating to investment advisory contracts (Section 15) as if it were an investment adviser to the Fund under Section 2(a)(20) of the Investment Company Act. Each subsidiary complies with provisions relating to affiliated transactions and custody. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.

The Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus. The Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.

Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis (including on a “TBA” (to be announced) basis) or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Board of New York, the Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Restricted and Illiquid Investments. The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.

Investment Restrictions. Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by a 1940 Act Majority. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences.

The Acquiring Fund is currently classified as a non-diversified fund under the 1940 Act. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval. Under its fundamental investment restrictions, the Acquiring Fund may not:

1.	issue senior securities, except insofar as the Acquiring Fund may be deemed to have issued a senior security by reason of: (i) entering into certain interest rate hedging transactions; (ii) entering into reverse repurchase agreements; (iii) borrowing money in an amount permitted under the Investment Company Act, including the rules, regulations, interpretations thereunder, and any exemptive relief provided by the SEC; or (iv) issuing a class or classes of preferred shares in an amount not exceeding 50%, or such other percentage permitted by law, of the Acquiring Fund’s total assets less all liabilities and indebtedness not represented by senior securities;

2.	invest more than 25% of its total assets in any industry;

3.	act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans;

4.	purchase or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs;

5.	make loans of money or property to any person, except that the Acquiring Fund: (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements; or

6.	make investments on margin or hypothecate, mortgage, or pledge any of its assets except for the purpose of securing borrowings as described in connection with the issuance of senior securities and then only in an amount up to 33 ⅓% (50% in the case of the issuance of a preferred class of shares), or such other percentage permitted by law, of the value of the Acquiring Fund’s total assets (including, with respect to borrowings, the amount borrowed) less all liabilities other than borrowings (or, in the case of issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).

For avoidance of doubt, the restriction covering investments in “real estate” and “real estate mortgage loans” does not cover equity investments in REITs. Also, for avoidance of doubt, the restriction on investments in “commodities or commodity futures contracts” does not cover investments in interest rate, security-based or currency derivatives.

By comparison, the Target Fund has similar fundamental investment restrictions as to 1-6 above for the Target Fund, as well as two additional restrictions. The Target Fund’s investment restrictions, in totality, are set forth below.

The Target Fund may not:

1.	issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

2.	borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

3.	invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies);

4.	act as an underwriter except to the extent the Target Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

5.	purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

6.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Target Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein;

7.	make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Target Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC; or

8.	make investments for the purpose of exercising control over or management of the issuers of any security.

MORE INFORMATION ABOUT THE TARGET FUND

References to “the Fund” in this section apply to the Target Fund.

Board Leadership Structure and Risk Oversight

The Board is comprised of seven members, six of whom are Independent Trustees. Mr. Frederic Gabriel serves as Lead Independent Trustee.

The Interested Trustee, Andrew Kellerman, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Kellerman is a partner of the Fund’s investment manager, Saba Capital. The designation of an individual as the Chairperson does not impose on such Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

For the fiscal year ended October 31, 2025, the Board held four (4) meetings (not including committee meetings). No Trustee who was a member of the Board during such fiscal year attended fewer than 75% of the aggregate of: (1) the total number of meetings held by the Board (2) with respect to Trustees currently serving as members of the Audit Committee, the total number of meetings held by the Audit Committee, and (3) with respect to Trustees currently serving as members of the Nominating and Corporate Governance Committee (the “Nominating Committee”), the total number of meetings held by the Nominating Committee.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditor”) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Caldwell and Messrs. Hammitt and Desai. Ms. Caldwell currently serves as the Chairperson of the Audit Committee. Ms. Caldwell has been designated as Audit Committee Financial Expert under the Sarbanes-Oxley Act of 2002. The Audit Committee held six (6) meetings during the fiscal year ended October 31, 2025. A copy of the current Audit Committee Charter is available, without charge, on the Internet at www.sabacef.com.

Nominating Committee. The Board has established a Nominating Committee, whose functions include the following:

(i) The Nominating Committee shall make recommendations for nominations of Independent Trustees of the Board to the incumbent Independent Trustees and to the full Board. The Nominating Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Investment Manager and other principal service providers. The Nominating Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

(ii) The Nominating Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

(iii) The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Investment Manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Saba Capital fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

(iv) The Nominating Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices. The Nominating Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

The following Trustees currently serve as members of the Nominating Committee: Ms. Caldwell and Messrs. Desai and Gabriel. Mr. Desai currently serves as the Chairperson of the Nominating Committee. The Nominating Committee typically meets at least once per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Nominating Committee held two (2) meetings during the fiscal year ended October 31, 2025.

The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders.

To serve as a Trustee, nominees must (a) have no felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

Shareholders wishing to recommend candidates to the Nominating Committee should submit recommendations in writing and addressed to the Nominating Committee at the Fund’s offices. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear telephonically or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of Common Shares of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year. The Board has adopted and approved a formal written charter for the Nominating Committee.

The Board has not established any committees other than the Audit Committee and Nominating Committee and does not have a standing compensation committee. The Board believes it is appropriate for the Fund not to have a standing compensation committee because, given the size of the Board, the Independent Trustees are collectively capable of effectively and efficiently fulfilling the obligations that would otherwise be delegated to such committee without the need for a formal committee structure. The Independent Trustees, acting together as a group, each participate in the consideration of the compensation of Trustees and executive officers.

The Board’s Risk Oversight Role

The Board oversees the risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others: (i) investment risks; (ii) valuation risks; (iii) operational risks; (iv) reputational risks; (v) regulatory risks; (vi) risks related to potential legislative changes; (vii) the risk of conflicts of interest affecting affiliates in managing the Fund; and (viii) cybersecurity risks. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board, including EQ, which provides certain administrative and middle office services to the Fund, EQ which provides transfer agency services to the Fund, and Foreside, which provides third-party compliance officer and treasurer services to the Fund, periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board of regular and special reports, presentations and other information from officers of the Fund, including the Chief Compliance Officer (“CCO”) for the Fund and the Investment Manager’s Chief Risk Officer, and from other service providers.

Codes of Ethics

Each Fund and the Investment Manager have adopted codes of ethics (“Codes of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act governing personal trading activities of all Trustees, Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by the Fund. The Codes of Ethics are intended to prohibit fraud against a Fund that may arise from the personal trading of securities that may be purchased or held by that Fund or of the Fund’s shares. The Codes of Ethics prohibit short-term trading of the Fund’s shares by persons subject to the Codes of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Investment Manager or its affiliates and to report all transactions on a regular basis.

Each of the Codes of Ethics is available on the SEC’s website at www.sec.gov and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov.

The Board of Trustees

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

Karen Caldwell

Karen Caldwell has served as an Independent Trustee on the Boards of Trustees of the Fund since February 2023 and Saba Capital Income & Opportunities Fund since July 2020, including serving as Chairperson of the Audit Committees of each of those funds. Ms. Caldwell has served on the Board of Directors of the ASA Gold and Precious Metals Limited Fund since 2025 and is the Chairperson of its Audit Committee.

Ms. Caldwell has served as the Chief Financial Officer of Tides Network, a non-profit organization dedicated to advancing social justice since 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance, a non-profit organization dedicated to probation reform, from 2019 to 2024. She also served on the board of trustees of Finite Solar Finance Fund from 2021 to 2023. Prior to that, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a not-for-profit organization dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016. Prior to Hanseatic, Ms. Caldwell served as a managing director of Alternative Investments at Amundi Investments, LLC, an investment advisement firm, from 2008 to 2014. From 1994 until 2008, Ms. Caldwell served as the Group Senior Vice President and Co-Head of Rates and Portfolio Management of ABN AMRO/LaSalle Bank Corporation Treasury. Ms. Caldwell also served as the Vice President of Foreign Exchange Trading and Sales at JPMorgan Chase from 1982 until 1994.

Ms. Caldwell has served as a Member of the Illinois Finance Authority since her appointment by the Governor of Illinois in 2023 and previously served as a member of the board of directors and on the Audit Committee of the Chicago Housing Authority from 2014 until 2015.

Ms. Caldwell earned a B.S. in Accounting from Florida A&M University, and an M.B.A. in Finance & Marketing from Northwestern University, Kellogg School of Management. Ms. Caldwell’s qualifications to serve as a Trustee of the Fund include her extensive experience as senior management in various businesses and decades of leadership experience in large financial institutions.

Ketu Desai

Ketu Desai has served as an Independent Trustee on the Boards of Trustees of the Fund since February 2023 and is a member of the Audit Committee. Mr. Desai has also served on the Board of Trustees of Saba Capital Income & Opportunities Fund since 2020 and is member of its Audit Committee. Mr. Desai has served on the Board of Directors of the ASA Gold and Precious Metals Limited Fund since 2024 and is a member of its Audit Committee.

Mr. Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016 and was Chief Investment Officer of Centerfin from 2020 to 2024. Previously, he served as Investment Analyst at Lighthouse Investment Partners, LLC (“Lighthouse”), a global investment firm, from 2007 until 2016. Based out of Lighthouse’s NYC office, Mr. Desai helped manage Lighthouse’s credit funds, including the Lighthouse Credit Opportunities Fund and Lighthouse Credit Compass. At Lighthouse, Mr. Desai was also a member of the firm’s Relative Value committee, responsible for portfolio allocation decisions and risk management of fixed income, credit, event-driven, mortgage, and distressed strategies. Prior to joining Lighthouse, Mr. Desai served as a M&A Investment Banking Analyst at Credit Suisse AG.

Mr. Desai earned a B.A. in Economics from Stony Brook University, and a M.S. in Economics from New York University. Mr. Desai has also received an MBA from NYU Stern in Finance, Financial Instruments and Markets, and Entrepreneurship and Innovation. Mr. Desai’s qualifications to serve as a Trustee of the Fund include his extensive experience in senior management and leadership in large financial institutions.

Frederic Gabriel

Frederic Gabriel has served as an Independent Trustee on the Board of Trustees of the Fund since May 2021.

Mr. Gabriel has served as Founder and Chief Executive Officer of Orion Realty NYC LLC, a real estate investment firm where he focuses on opportunities in the United States and specifically, the New York Tri-State area, since June 2014. Prior to that, Mr. Gabriel spent more than 15 years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse, and most recently, JP Morgan Chase & Co. (NYSE: JPM), where he served as an Executive Director from July 2007 until June 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Prior to his investment banking career, Mr. Gabriel served 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel attended ENSAM/Paris Tech (Arts et Métiers), located at 151 Bd de l’Hôpital, 75013 Paris, France, from 1994 to 1997, where he received a degree in engineering. He also attended HEC Paris, located at 1 Rue de la Libération, 78350 Jouy-en-Josas, France, from 1998 to 1999, where he received a MS in International Finance.

Mr. Gabriel’s qualifications to serve as a Trustee of the Fund include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment firm, and his leadership experience having served in leadership roles at leading financial institutions.

Mark Hammitt

Mark Hammitt has served as an Independent Trustee on the Board of Trustees of the Fund since February 2023.

Mr. Hammitt has served as the Owner of Seventh Son LLC, a business and financial consulting firm, since 2025. Prior to this, Mr. Hammitt was the Founder and former CFO of Revere CRE, a capital markets network for institutional commercial real estate players. Mark started his career with UBS, working on the SNB Stabfund, before moving to the Royal Bank of Canada. With RBC, Mark traded fixed income ETF arbitrage and relative value, as part of the Index Arbitrage desk within the Global Arbitrage & Trading group. Over the next decade, Mark brought his trading strategy to Arxis Securities and Weiss Multistrategy Advisers, navigating trading infrastructure, compliance, legal, and management challenges to create new opportunities from the ground up. In 2020, Mark co-founded Revere CRE, where he was responsible for all aspects of the company, including sales, marketing, data solutions, regulatory, compliance, legal, human resources, financial and operational procedures.

Mr. Hammitt earned a B.A. in Economics from the University of Michigan and a M.S. in Accounting from the University of Michigan Stephen M. Ross School of Business. Mr. Hammitt’s qualifications to serve as a Trustee of the Fund include his extensive financial experience, particularly in trading strategy and compliance, and his leadership roles at leading financial institutions.

Garry Khasidy

Garry Khasidy has served as an Independent Trustee on the Board of Trustees of the Fund since March 2023.

Mr. Khasidy has served as Partner of ISAM Holdings, an alternative investment manager that specializes in quantitative investing since early 2022. There, Mr. Khasidy started ISAM Re to focus on insurance and niche real estate funding. Previously, Mr. Khasidy served as Managing Director of IMAN Capital, a private investments firm based in London, with a focus on Special Situations, from 2020 until 2022. He also served as Managing Director of Odyssey Infrastructure from 2018 until 2020, where he led the insurance division and focused on the origination of strategic relationships leading to transaction flow, and as Managing Director of Pantechnicon Capital from 2015 until 2018. In addition, Mr. Khasidy held positions at Standard Bank, where he was Global Head of Structured and Specialty Finance from 2010 to 2012; Goldman Sachs, where he was head of EMEA and PWM Structuring from 2008 to 2010; Lehman Brothers, where he was Co-head of European Private Credit from 2004 to 2008; Dresdner and Allianz Private investments, Structuring and Investing from 2000 to 2004 and Credit Agricole, Emerging Markets Asset Management from 1997 to 2000.

Mr. Khasidy earned a Bachelor of Science in Economics and Legal Studies from the University of Pennsylvania Wharton School of Business.

Mr. Khasidy’s qualifications to serve as a Trustee of the Fund include his extensive leadership experience across a variety of executive positions in both the Finance and Investment Management sectors.

Anatoly Nakum

Anatoly Nakum has served as an Independent Trustee on the Boards of Trustees of the Fund since February 2023 and Saba Capital Income & Opportunities Fund since April 2024.

Mr. Nakum is a senior-level finance executive with 25 plus years of experience in the credit markets managing multibillion-dollar portfolios at major institutions. Mr. Nakum has served as Partner and Head of Portfolio Management and Trading at EPFC Capital Partners since 2023. Throughout his career, he has held a number of senior leadership positions at Deutsche Bank, UBS, and Credit Agricole. He was responsible for Credit Trading and Private Credit in the Americas, served as a member of Credit and Fixed Income Committees, and managed teams across Corporate Credit, Emerging Markets, Private Credit and Structured Finance. In addition, Mr. Nakum managed Credit portfolios on the Asset Management side of the business. He oversaw the development of infrastructure, predictive credit score technology, risk systems and legal framework to create efficient and scalable investment processes. Under his leadership, his teams were responsible for managing risk and transactions across Private Credit, Structured Products, Corporate Credit portfolios covering Corporate and Wealth Management Clients.

Mr. Nakum graduated NYU with a B.S. in Finance and Economics. He is a Life Chess Master. He is an adjunct Professor of Finance at Fordham University where he teaches Banking and Credit. Mr. Nakum’s qualifications to serve as a Trustee of the Fund include his extensive experience serving as a senior-level finance executive and in various leadership roles within the financial services industry.

Interested Trustees

Andrew Kellerman

Andrew Kellerman has served as an Interested Trustee on the Boards of Trustees of the Fund since April 1, 2025 and Saba Capital Income & Opportunities Fund since July 2020. He currently serves as the Chairperson of the Boards of Trustee of the Fund and Saba Capital Income & Opportunities Fund.

Mr. Kellerman joined Saba Capital Management, L.P. in April 2018 and serves as Partner, President, and Head of Business Development and Investor Relations. Previously, Mr. Kellerman was a Managing Director and Head of Distribution for the Private Institutional Client group at Alex. Brown Raymond James, where he oversaw the placement of Private Funds and Private Direct Investments. Prior to his role at Alex. Brown Raymond James, he spent over a decade at Deutsche Bank, from 2002 to 2014, where he was a Managing Director in Credit Derivatives and held leadership positions, including U.S. Head of Synthetic CDO Sales and Head of Hedge Fund Credit Sales. Mr. Kellerman’s diverse experience also includes roles at FleetBoston Financial in Singapore, where he was a Director in Asia Structured Finance, and at Presidio Capital, also in Singapore, where he served as Director of Structured Finance. Earlier in his career, he worked at First National Bank of Chicago as VP and Head of EM Options Trading. Mr. Kellerman holds a Bachelor of Science in International Relations from Syracuse University. Mr. Kellerman’s qualifications to serve as a Trustee of the Fund include his extensive experience in the investment and financial services industries including his time as managing director of a large multinational investment bank.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Boaz Weinstein 405 Lexington Avenue, 58th Floor, New York, NY 10174 1973	President	Since May 2021	CIO of Saba Capital.

Paul Kazarian 405 Lexington Avenue, 58th Floor, New York, NY 10174 1984	Chief Executive Officer	Since November 2024	Portfolio Manager at Saba Capital.

Michael D’Angelo 405 Lexington Avenue, 58th Floor, New York, NY 10174 1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital.

Patrick Keniston Foreside Fund Officer Services LLC, 3 Canal Plaza, 3rd Floor, Portland, ME 04101 1964	Chief Compliance Officer	Since May 2021	Managing Director, Foreside (since 2008).

Troy Statczar Foreside Fund Officer Services LLC, 3 Canal Plaza, 3rd Floor, Portland, ME 04101 1971	Principal Financial Officer	Since May 2021	Senior Director, Foreside (since 2020).

Nitin Sapru 405 Lexington Avenue, 58th Floor, New York, NY 10174 1980	Vice President	Since May 2021	CFO at Saba Capital.

(1)	Length of Time Served indicates the year the individual became an officer of the Fund.

(2)	Information as of August 20, 2026.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with the Fund(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1)(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Karen Caldwell 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1959)	Independent Trustee, Chairperson of the Audit Committee	Since February 2023 1 year Term of Office	Chief Financial Officer, Tides Network (since November 2024); Chief Financial Officer, Reform Alliance (2019 to 2024)	2	Independent Director; Chairman of the Audit and Ethics Committee for ASA Gold & Precious Metals Limited (NYSE: ASA) (since August 2025); Trustee for Finite Solar Finance Fund (2021 to 2023)
Ketu Desai 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1982)	Independent Trustee, Audit Committee Member	Since February 2023 1 year Term of Office	Principal, i-squared Wealth Management, Inc. (since 2016); Chief Investment Officer, Centerfin (2020 to 2024)	2	Independent Director; Audit and Ethics Committee Member for ASA Gold & Precious Metals Limited (NYSE: ASA) (since May 2024)
Frederic P. Gabriel 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1974)	Independent Trustee	Since May 2021 1 year Term of Office	Founder and Chief Executive Officer, Orion Realty NYC LLC (since June 2014)	1	N/A
Mark Hammitt 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1985)	Independent Trustee, Audit Committee Member	Since February 2023 1 year Term of Office	Owner, Seventh Son LLC (since September 2025); CFO and Co-Founder, Revere CRE Inc. (2020 to 2023)	1	N/A
Garry Khasidy 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1973)	Independent Trustee	Since March 2023 1 year Term of Office	Managing Director, ISAM Holdings (since 2022); Advisor, IMAN Capital Partners (2020 to 2022)	1	N/A
Anatoly Nakum 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1973)	Independent Trustee	Since February 2023 1 year Term of Office	Partner and Head of Portfolio Management, EPFC Capital Partners (since February 2023); Head of Capital Markets, Akira Funds/ESG (2021 to 2022)	2	N/A
Andrew Kellerman 405 Lexington Avenue, 58th Floor, New York, NY 10174 (1965)	Trustee	Since April 2025 1 year Term of Office	Partner, President, and Head of Business Development and Investor Relations	2	N/A

Board Members/Nominees who are not “interested persons” of the Funds

Karen Caldwell

Ketu Desai

Frederic P. Gabriel

Mark Hammitt

Garry Khasidy

Anatoly Nakum

Compensation

The following table has been provided to the Fund by the Investment Manager and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the fiscal year ended October 31, 2025 for service on the Board.3

Name of Trustee	Aggregate Compensation from the Fund (fiscal year ended October 31, 2025)	Total Compensation from the Fund and Complex Paid to Trustees[1]
Karen Caldwell	$37,500	$75,000
Ketu Desai	$30,000	$60,000
Frederic P. Gabriel	$30,000	$30,000
Mark Hammitt	$30,000	$30,000
Garry Khasidy	$30,000	$30,000
Anatoly Nakum	$30,000	$60,000
Andrew Kellerman[2]	$0	$0

1.	As of October 31, 2025, the Complex consisted of the Fund and Saba Capital Income & Opportunities Fund.
2.	Andrew Kellerman was appointed by the Board of Trustees to serve as an Interested Trustee until the Annual Meeting, effective April 1, 2025. Mr. Kellerman is deemed to be an Interested Trustee because of his current affiliation with the Fund, Saba Capital, and its affiliates and therefore does not receive any compensation from the Fund for his role as Interested Trustee.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of three Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Karen Caldwell

Mark Hammitt

Ketu Desai

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to each Fund (“Investment Manager Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Investment Manager and Investment Manager Entities		Fund		Investment Manager and Investment Manager Entities		Fund		Investment Manager and Investment Manager Entities
	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025
Target Fund	$109,850	144,500	0	0	0	0	25,900	36,250	0	0	0	0	0	0
Acquiring Fund	$109,850	154,500	0	0	0	0	25,900	36,250	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Investment Manager and Investment Manager Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Investment Manager and Investment Manager Entities (All Other Engagements)		Total
	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025	Fiscal Year Ended 2024	Fiscal Year Ended 2025
Target Fund	$25,900	$36,250	$0	$0	$0	$0	$25,900	$36,250
Acquiring Fund	$25,900	$36,250	$0	$0	$0	$0	$25,900	$36,250

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Investment Manager and Investment Manager Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund.

All of the services provided by the previous and current independent public accounting firm were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Fund by [●] and, previously by PwC; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by [●] and, previously by PwC to the Investment Manager or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by [●] and, previously by PwC, which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether [●] provision of non-audit services to the Investment Manager and all entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund that were not required to be pre-approved is compatible with maintaining the independence of [●].

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

The Acquiring Fund’s Board Leadership Structure and Related Matters

The Acquiring Fund’s Board is comprised of four members, three of whom are Independent Trustees. The Acquiring Fund Board is expected to consider increasing its size in connection with the Reorganization.

The Interested Trustee, Andrew Kellerman, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Acquiring Fund, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Kellerman is a partner of the Acquiring Fund’s investment manager, Saba Capital. The designation of an individual as the Chairperson does not impose on such Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

For the fiscal year ended October 31, 2025, the Board held four (4) meetings (not including committee meetings), and one (1) special board meeting.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: the appointment, compensation, retention and oversight of the work of the Acquiring Fund’s independent registered public accounting firm (“auditor”) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Acquiring Fund. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Caldwell and Messrs. Desai and Nakum. Ms. Caldwell currently serves as the Chairperson of the Audit Committee. Ms. Caldwell has been designated as Audit Committee Financial Expert under the Sarbanes-Oxley Act of 2002. The Audit Committee held six (6) meetings during the fiscal year ended October 31, 2025. A copy of the current Audit Committee Charter is available, without charge, on the Internet at www.sabacef.com.

Nominating and Corporate Governance Committee. The Board has established a Nominating and Corporate Governance Committee, whose functions include the following:

(i) The Nominating and Corporate Governance Committee shall make recommendations for nominations of Independent Trustees of the Board to the incumbent Independent Trustees and to the full Board. The Nominating and Corporate Governance Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Investment Manager and other principal service providers. The Nominating and Corporate Governance Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

(ii) The Nominating and Corporate Governance Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

(iii) The Nominating and Corporate Governance Committee may adopt from time to time specific, minimum qualifications that the Nominating and Corporate Governance Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership. In considering a candidate’s qualifications, the Nominating and Corporate Governance Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating and Corporate Governance Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be an individual possessing high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others; (2) that such candidate be free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee; (3) that such candidate be willing and able to devote sufficient time to the affairs of the Acquiring Fund and be diligent in fulfilling the responsibilities of a Trustee; and (4) that such candidate have the capacity and desire to represent the balanced, best interests of the Acquiring Fund’s shareholders as a whole, and not a special interest group or constituency. The Nominating and Corporate Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

(iv) The Nominating and Corporate Governance Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating and Corporate Governance Committee at the Acquiring Fund’s offices. The Nominating and Corporate Governance Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

The following Trustees currently serve as members of the Nominating and Corporate Governance Committee: Ms. Caldwell and Messrs. Desai and Nakum. Mr. Desai currently serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee typically meets at least once per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Nominating and Corporate Governance Committee held two (2) meetings during the fiscal year ended October 31, 2025.

The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders.

To serve as a Trustee, nominees must (a) have no felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit recommendations in writing and addressed to the Nominating and Corporate Governance Committee at the Acquiring Fund’s offices. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Acquiring Fund’s books, of the shareholder proposing such business or nomination; (iii) a representation that the shareholder is a holder of record of stock of the Acquiring Fund entitled to vote at such meeting and intends to appear telephonically or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of Common Shares of the Acquiring Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Acquiring Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year. The Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee.

The Board has not established any committees other than the Audit Committee and Nominating and Corporate Governance Committee and does not have a standing compensation committee. The Board believes it is appropriate for the Acquiring Fund not to have a standing compensation committee because, given the size of the Board, the Independent Trustees are collectively capable of effectively and efficiently fulfilling the obligations that would otherwise be delegated to such committee without the need for a formal committee structure. The Independent Trustees, acting together as a group, each participate in the consideration of the compensation of Trustees and executive officers.

Custodian and Transfer Agent

The custodian of the assets of the Acquiring Fund and Target Fund is Bank of New York Mellon, whose principal business address is 240 Greenwich Street, New York, NY 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Equiniti Trust Company, LLC (“EQ”), whose principal business address of EQ is 48 Wall Street, 22nd Floor, New York, NY 10005, serves as the both the Acquiring Fund and Target Fund’s transfer agent.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Merger SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gains at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder may be taxed at the rates applicable to long-term capital gain and a portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. In order for some portion of the dividends received by a shareholder to be qualified dividend income or eligible for the dividends-received deduction, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to their shares of the Acquiring Fund. The Acquiring Fund’s investment strategies may limit its ability to make distributions that are eligible for treatment as qualified dividend income for noncorporate shareholders or for the dividends-received deduction for corporate shareholders. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will represent a return of capital for federal income tax purposes to the extent of the shareholder’s basis in the shares and thus will generally not be taxable to the shareholder. To the extent such distributions exceed the shareholder’s basis in the shares, they will be treated as gain from the sale of such shares and will be treated as capital gain (assuming the shares are held as a capital asset). Because a return of capital distribution reduces a shareholder’s basis in their shares of the Acquiring Fund, a return of capital distribution may result in a higher capital gain or lower capital loss upon disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income. Accordingly, the Acquiring Fund reports dividends made with respect to common shares as consisting of particular types of income (e.g., net capital gains, qualified dividend income and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income.

However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ certain net investment income (including ordinary dividends and capital gain distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund’s shares). Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received (and undistributed net capital gain designated by the Acquiring Fund that is deemed to be received) by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, (4) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (5) adversely alter the characterization of certain Acquiring Fund investments or distributions.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund potentially require the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to RICs under the Code.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income (if any), including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund, especially if the issuers of these securities default on their obligations, because the federal income tax consequences to a holder of such securities are not certain.

The application of certain requirements for qualification as RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

To the extent the Acquiring Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of the Acquiring Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Acquiring Fund does not expect to qualify to make an election to pass such taxes through to shareholders. As a result, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

With respect to non-U.S. shareholders in the Acquiring Fund, the Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. There can be no assurance that final Treasury Regulations will provide an exemption from FATCA withholding for gross proceeds.

The foregoing discussion summarizes certain U.S. federal income tax consequences solely for investors (i) who are beneficial owners of shares of the Acquiring Fund, (ii) hold such shares as capital assets and (iii) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans), except as otherwise specifically provided. Investors should consult their tax advisors as to the federal, state, local and foreign tax consequences of ownership of shares of the Acquiring Fund before making an investment in shares of the Acquiring Fund.

Net Asset Value

The NAV of each Fund’s common shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of the regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Fund calculates NAV per common share by dividing the value of the Fund’s assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the common shares by the number of common shares outstanding.

Both the Acquiring Fund and Target Fund utilize the valuation policies summarized below:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Fund values such security, the prior day’s price will be used, unless the Investment Manager determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Fixed-Income Investments. Investments for which market quotations are readily available are valued at fair market value. Securities (including common stock, closed-end funds, investment trusts, preferred stock, unit trusts and SPACs) listed or traded on an exchange are valued at their last sales price or official closing price as of the close of the regular trading session on the exchange where the particular security at the last sale price as of the market close for such security provided by the Consolidated Tape Association (“CTA”). Investments in money market funds are valued at NAV, which approximates fair market value. The private fund investments are valued at the NAV reported by the private funds’ general partner or investment adviser. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with the Accounting Standards Codification (“ASC”) 946. Because of the inherent uncertainty of valuations of the investments in the private funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private funds existed, and the differences could be material. Corporate bonds, convertible corporate bonds, mortgage-backed securities, sovereign debt obligations and senior loans are valued at mid-level prices provided by independent pricing services. Exchange traded derivatives such as warrants, rights, options and futures contracts are valued at last sales price on the valuation date or, if such price is not available, the mean between the last bid and ask prices (the “mid-price”) from the exchange on which they are principally traded. Non-exchange traded derivatives whose underlying reference assets are exchanged traded products (such as total return swaps) are fair valued using the last sales price or mid-price of the underlying reference asset. Other non-exchange traded derivatives (such as credit default swaps) are valued by independent pricing services, which use various techniques including industry standard pricing models, to determine the fair value of those instruments. Investments for which market quotations are not readily available (including common stock, preferred stock, participation agreements, SPACs, warrants and simple agreement for future equity contracts) are valued by third-party valuation specialists or at cost, which approximates fair market value.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Investment Manager determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Policy (as defined below).

Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at the NAV reported by the funds. Shares of underlying exchange-traded closed-end funds and ETFs will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

All cash, receivables and current payables are carried on the Fund’s books at their fair value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities.

In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Investment Manager, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Investment Manager pursuant to the Valuation Policy. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s common shares may be significantly affected on days when investors can neither purchase nor sell shares of the Fund.

Fair Value. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with Rule 2a-5 promulgated under the Investment Company Act, the Board has appointed the Investment Manager as the Fund’s valuation designee. In that role, it has established a Valuation Committee (the “Committee”) that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Investment Manager (the “Valuation Policy”). Under Rule 2a-5, the Board has assigned to the Investment Manager general responsibility for determining, in accordance with the Valuation Policy, the value of its investments. The Committee is led by the Investment Manager’s Chief Financial Officer and other senior executives of the Investment Manager. Additionally, the Investment Manager’s portfolio managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in ASC 820, which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Alston & Bird LLP.

Experts

The financial statements appearing in the Annual Report of each Fund for the fiscal year ended October 31, 2025 and the Semi-Annual Report of each Fund for the six months ended April 30, 2026 are incorporated by reference herein. Each Funds’ financial statements as of and for the 2025 fiscal year has been audited by [●], independent registered public accounting firm, as set forth in their reports thereon. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. [●] has provided auditing services to the Acquiring Fund since 2019. [●] has provided auditing services to the Target Fund since 2024. The principal business address of [●] is [●].

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and certain other share information as of April 30, 2026.

(1) Title of Class	(2) Shares Currently Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Target Fund	26,989,322	0	26,989,322
Common shares
Acquiring Fund	51,935,014	0	51,935,014
Common shares

The common shares of the Target Fund and the Acquiring Fund are listed and trade on the NYSE under the ticker symbols SABA and BRW, respectively. Upon the closing of the Merger, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Fund

As of August 20, 2026, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

As of the date hereof, the Fund does not know of any person or entity who “controlled” the Fund (within the meaning of the 1940 Act). A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

As of the filing date, the following shareholders beneficially owned 5% or more of the outstanding common shares of any class of the Acquiring Fund:

Name and Address of Shareholder(1)	Number of Shares		Percentage of Fund(2)
Focus Partners Wealth 190 Carondelet Plaza, Suite 600 St. Louis, Missouri 63105	3,071,767	(3)	5.91%

(1) This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

(2) Calculated on the basis of the amount of shares outstanding.

(3) Based on Schedule 13G filed by Focus Partners Wealth on February 13, 2026

As of filing date, the following shareholders beneficially owned 5% or more of the outstanding common shares of any class of the Target Fund:

Name and Address of Shareholder(1)	Number of Shares		Percentage of Fund(2)
Rivernorth Capital Management, LLC 360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, Florida 33401	2,932,500	(3)	10.87%
Saba Capital Management, L.P. and Boaz Weinstein 405 Lexington Avenue, 58th Floor New York, New York 10174	2,239,179		8.30%

(1) This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

(2) Calculated on the basis of the amount of shares outstanding.

(3) Based on Schedule 13G filed by Rivernorth Capital Management, LLC on June 11, 2025.

Shareholder Communications

Shareholders may send other communications to the Board or an individual Trustee. Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

Fiscal Year

The fiscal year end for each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its Annual Report and/or Semi-Annual Report as available upon request. Such written or oral requests should be directed to a Fund at 405 Lexington Avenue, 58th Floor, New York, NY, 10174 or by calling 212-542-4635.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December [●] , 2026.

The Proxy Statement/Prospectus is available at https://www. [●].com. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Other Information

Management of the Fund does not intend to present and does not have reason to believe that others will present any items of business at the meetings, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings in accordance with the Fund’s by-laws for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Upon at least five business days advance written notice to the Fund, a shareholder of the Fund is entitled to inspect and copy at the offices where they are maintained, a list of the Fund’s record shareholders and their addresses entitled to be present and to vote at the Fund’s Meeting, provided that the written notice describes with reasonable particularity the purpose of the demand, that the demand is made in good faith and for a proper purpose, and the records requested are directly connected to that purpose, and provided further that the Trustees shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. The Fund may furnish the shareholder with copies of the shareholder list, including copies furnished through an electronic transmission. Shareholders interested in inspecting the list of shareholders for their respective Fund(s) should contact 212-542-4635 for additional information. To email the Fund, please visit https://www.sabacef.com/saba-income-opportunities-fund or https://www.sabacef.com/saba-income-opportunities-fund.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Meeting if there is present, in person (including virtually) or by proxy, a quorum of shareholders in respect of such other matters. The chair of the Meeting may, whether or not a quorum is present, adjourn the Meeting with respect to one or more matters to be considered on behalf of the Fund without further notice to permit further solicitation of proxies.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the meetings.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients are generally required to request the instruction of such customers and clients on how to vote their shares on the Proposal. A broker-dealer firm that is subject to the rules of the NYSE and that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the Proposal described in this Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Michael D’Angelo
Secretary

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[●], 2026

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Saba Capital Income & Opportunities Fund II, a non-diversified, closed-end management investment company, File No. 811-05459 (the “Target Fund”), and Saba Capital Income & Opportunities Fund, a non-diversified, closed-end management investment company, File No. 811-05410 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby enter into this Agreement and Plan of Reorganization (the “Agreement”) as of the date first set forth above and agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a)           The Acquiring Fund is a business trust duly formed, validly existing and in good standing in conformity with the laws of the State of Massachusetts and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)          The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)           The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject to the approval of the common shareholders of the Acquiring Fund (“Acquiring Fund Shareholders”) of the Acquiring Fund’s issuance of the “Acquiring Fund Shares” (as defined below) pursuant to the Reorganization.

(d)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)           The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Ernst & Young, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f)           An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(n) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(g)           There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)           There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i)           The Acquiring Fund is not obligated under any provision of its Declaration of Trust or Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)            The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those that will be shown in the Acquiring Fund’s Annual Report for the annual period ended October 31, 2026, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k)           No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange (the “NYSE”), each of which will have been obtained on or prior to the Closing Date.

(l)           The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund with respect to the transactions contemplated herein (the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

The proxy statement for the Acquiring Fund Shareholders with respect to the issuance of the Acquiring Fund Shares pursuant to the Reorganization, and any supplement or amendment thereto (the “Acquiring Fund Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Acquiring Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquiring Fund Proxy Statement.

(m)           The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)           The Acquiring Fund has issued [●] shares of common stock, without par value (the “Acquiring Fund Shares”).

(o)           The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)           The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s Declaration of Trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(q)           At or prior to the Closing Date, the Acquiring Fund Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(r)           At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(s)           The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)           The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)           The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)           The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)           The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether or not determined or determinable as of such date that are required to be disclosed but not disclosed in such statements.

(e)           An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)           There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)           There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)           The Target Fund is not obligated under any provision of its Agreement and Declaration of Trust or Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)           The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those that will be shown in the Target Fund’s Annual Report for the annual period ended October 31, 2026, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)           At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(k) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the NYSE, each of which will have been obtained on or prior to the Closing Date.

(l)            The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)          The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(n)           The Target Fund has issued [●] of common shares, without par value (the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s Agreement and Declaration of Trust, and has the voting rights provided by the Target Fund’s Agreement and Declaration of Trust, Bylaws and applicable law. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(o)           All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)           The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(q)           The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(r)            The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.	THE REORGANIZATION

(a)           Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (k) of Section 9 hereof, (i) the Target Fund determines to make any portion of the Target Fund Distributions (as defined in Section 3(c) herein) to the Target Fund Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the Target Fund Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such Target Fund Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such Target Fund Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the Target Fund Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such Target Fund Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Massachusetts.

(b)           If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c)           Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Shares (“Target Fund Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“Target Fund Distributions”) in one or more distributions to Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such Target Fund Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the Target Fund Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the Target Fund Distributions.

(d)           Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders, pro rata, and cash in lieu of fractional shares, as provided in subsection (d) of Section 4 below. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e)           The Valuation Time shall be at the close of business of the NYSE on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f)           The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g)           Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h)           The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of Delaware and will withdraw its authority to do business in any state where it is registered.

(i)            For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION

(a)           A number of Acquiring Fund Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below.

(b)           The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be determined in accordance with such procedures.

(c)           The Acquiring Fund shall issue to each Target Fund Shareholder book-entry interests for the Acquiring Fund Shares registered in the name of such Target Fund Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Shares, subject to paragraph (d) below with respect to fractional shares.

(d)           No fractional shares of Acquiring Fund Shares will be issued to holders of Target Fund Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the NYSE at the current market price for Acquiring Fund Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Shares.

5.	PAYMENT OF EXPENSES

(a)           The Target Fund and the Acquiring Fund will bear their respective expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, as applicable (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b)           If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.	COVENANTS OF THE FUNDS

(a)	COVENANTS OF EACH FUND.

(i)           Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(a) or Section 3(b) of this Agreement.

(ii)          Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)         The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Alston & Bird (“Alston & Bird”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Alston & Bird).

(iv)         In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v)          Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b)	COVENANTS OF THE ACQUIRING FUND.

(i)           The Acquiring Fund will file the N-14 Registration Statement and the Acquiring Fund Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)          The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii)         Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv)         the Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Shares to be issued in the Reorganization to be approved for listing on the NYSE prior to the Closing Date.

(v)          the Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus and Acquiring Fund Proxy Statement which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)	COVENANTS OF THE TARGET FUND.

(i)           The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the Target Fund Distribution to be paid to the Target Fund Shareholders by the Target Fund in accordance with Sections 3(c) and 9(k) hereof following the Closing, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii)           The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)         The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Proxy Statement/Prospectus (but only to the Target Fund Shareholders) which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)         After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

7.	CLOSING DATE

(a)           The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE [at the offices of Alston & Bird, 90 Park Avenue, New York, New York 10016], or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b)           On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)           The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d)           On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record immediately prior to the Closing Date and the number of Target Fund Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND[1]

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a)           That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Shareholders, representing a “1940 Act Majority” (as defined below) of the outstanding shares entitled to vote on this Agreement, which shall mean: (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b)           That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund: (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund; and (ii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

1 NTD: Subject to further A&B Opinion team review.

(c)           That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by any of the following: its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by any of the following: the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d)           That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by any of the following: the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)           That the Target Fund shall have received the opinion of Alston & Bird, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)           The Acquiring Fund is validly existing as a business trust under the laws of the State of Massachusetts and in good standing under the laws of the State of Massachusetts and has the corporate power to conduct its business as described in the definitive Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii)          The execution and delivery by the Acquiring Fund of this Agreement and the performance of the Acquiring Fund’s obligations under the Agreement do not violate the Acquiring Fund’s Declaration of Trust or Bylaws.

(iii)         Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, Bylaws or the laws of the State of Massachusetts.

(g)           That the Target Fund shall have received the opinion of Alston & Bird, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)           The Acquiring Fund is registered with the SEC as a non-diversified closed-end management investment company under the 1940 Act.

(ii)          To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii)         Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h)           That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i)           That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j)           That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.	CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)           That the issuance of additional Acquiring Fund Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Shareholders, to the extent and as required by applicable law.

(b)           The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund: (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Shareholders, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(c)           That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by any of the following: its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by any of the following: the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d)           That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by any of the following: the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)           That the Acquiring Fund shall have received the opinion of Alston & Bird, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)           The Target Fund is validly existing and is in good standing under the laws of the State of Delaware.

(ii)           The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the Agreement and Declaration of Trust or the Bylaws of the Target Fund.

(g)           That the Acquiring Fund shall have received the opinion of Alston & Bird, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)           The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii)           To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii)         Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h)           That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i)           That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)            That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k)           That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such Target Fund Distributions in one or more distributions to Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such Target Fund Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such Target Fund Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the Target Fund Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the Target Fund Distributions.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)           Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)           If the transactions contemplated by this Agreement have not been consummated by [●], 2027, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c)           In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d)           At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)           The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)            If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION

(a)           Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)           The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS

(a)           All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)           All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to Saba Capital Income & Opportunities Fund II, 405 Lexington Avenue, 58th Floor, New York, New York 10174, Attention: Michael D’Angelo, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Saba Capital Income & Opportunities Fund, 405 Lexington Avenue, 58th Floor, New York, New York 10174, Attention: Michael D’Angelo, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)           This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)           This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)           This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)            It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)           This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:
	Name:	Michael D’Angelo
	Title:	Secretary

SABA CAPITAL INCOME & OPPORTUNITIES FUND II

By:
	Name:	Nitin Sapru
	Title:	Vice President

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Saba Capital Income & Opportunities Fund II

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER [ ], 2026

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Saba Capital Income & Opportunities Fund II (the “Target Fund”) revoking previous proxies, hereby appoints [ ], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December [ ], 2026, at [10:30 a.m. Eastern Time], at [the offices of Saba Capital, located at 405 Lexington Avenue, 58th Floor New York, New York 10174 and at any adjournment thereof as indicated on the reverse side].

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free [ ]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on December [ ], 2026. The proxy statement for this meeting is available at: [ ]

Saba Capital Income & Opportunities Fund II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Target Fund’s Board of Trustees, and the Proposal below has been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to a Proposal where no specification is made, this proxy will be voted in favor of the Proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Proposal(s):

1.	To approve an Agreement and Plan of Reorganization by and between Saba Capital Income & Opportunities Fund II (the “Target Fund”) and Saba Capital Income & Opportunities Fund (the “Acquiring Fund”) pursuant to which the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund (to be distributed to shareholders of the Target Fund) and the assumption by the Acquiring Fund of all of the liabilities and obligations of the Target Fund, thereby resulting in the termination of the Target Fund as a standalone fund.	FOR ○	AGAINST ○	ABSTAIN ○

Your vote is important. If you are unable to attend the Special Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting.

THANK YOU FOR VOTING

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [______], 2026

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF

SABA CAPITAL INCOME & OPPORTUNITIES FUND II (“SABA” or the “Target Fund”)
AND

SABA CAPITAL INCOME & OPPORTUNITIES FUND (“BRW” or the “Acquiring Fund”)

This Statement of Additional Information (“SAI”) is available to shareholders of Saba Capital Income & Opportunities Fund II (the “Target Fund”) and shareholders of Saba Capital Income & Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), in connection with the proposed reorganization of the Target Fund with and into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization that provides for the reorganization of the Target Fund with and into the Acquiring Fund and the Target Fund would cease to operate as a standalone fund (the “Merger” or the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [●], 2026 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Merger of the Target Fund into the Acquiring Fund (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling 212-542-4635 or from the Funds’ website (https://www.sabacef.com/saba-income-opportunities-fund). The information contained in, or that can be accessed through, the Funds’ website is not part of the Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

This SAI is dated [●], 2026.

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INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board,” and each trustee, a “Board Member”) without the approval of shareholders.

Both Funds have identical investment objectives and substantially identical principal strategies. Each Fund’s investment objective is to seek to provide shareholders with a high level of current income, with a secondary goal of capital appreciation. The investment objective is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. In pursuing its objectives, the Funds invest in debt and equity securities of public and private companies, which can include, among other things, investments in:

●	Public and private debt instruments: Each of the Funds may invest in a wide array of debt investments including: corporate bonds, private credit, senior loans, convertible securities, asset-backed securities, collateralized loan obligations, high-yield securities, mortgage related derivative instruments, other mortgage related securities, U.S. government debt securities, preferred securities, municipal securities, distressed and defaulted securities, credit default swaps, structured instruments, sovereign governmental and supranational debt, event- linked instruments/catastrophe bonds, and reinsurance notes. These investments may be issued by public or private issuers.

●	Public and Private Equity Securities: Each of the Funds may invest in equity securities, including common stocks, warrants, real estate investment trusts, depositary receipts, and listed and unlisted private equity funds or other private funds.

●	Closed-end funds: Each of the Funds invest in closed-end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges) that pursue a variety of strategies, including, but not limited to, closed-end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed-end funds that invest in alternative assets, debt and loans, including high yield or noninvestment grade securities. The closed-end funds have the flexibility to invest in a broad range of securities. The Fund may also invest in closed-end funds that are, or Saba Capital Management, L.P. (the “Investment Manager”) believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed-end fund’s NAV.

●	Other Investment Companies: In addition to closed-end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges), each of the Funds may invest in securities of other investment companies (including exchange-traded funds, business development companies, interval funds, real estate investment trusts (“REITs”), and money market funds, including other investment companies managed by the Investment Manager or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Funds may invest directly.

●	Private Funds: Each of the Funds may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies.

●	Derivatives: Each of the Funds may also invest in derivatives, such as swaps, options or other instruments seeking indirect investment or exposures to any of the foregoing investments to enhance returns or for hedging or other purposes.

●	Reinsurance: Each of the Funds may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties.

●	Special purpose acquisition companies (“SPACs”): A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions.

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PORTFOLIO COMPOSITION

The following information supplements the discussion of the Acquiring Fund’s investment objectives, principal investment strategies, policies and techniques that appear in the Proxy Statement/Prospectus. Additional information concerning principal investment strategies of the Acquiring Fund, and other investment strategies that may be used by the Acquiring Fund, is set forth below.

References to “the Fund” apply to the Acquiring Fund and the Target Fund in this section of this SAI as both Funds have substantially similar portfolio compositions.

Closed-End Funds

The Fund invests its assets in U.S. and non-U.S. “closed-end” investment companies (or “closed-end funds”) and, at times, to a significant degree. U.S. closed-end funds are registered investment companies that, unlike open-end funds, do not typically issue redeemable shares. Instead, a fixed number of shares trade on a secondary market, such as a securities exchange. The Fund may invest in closed-end funds that are domiciled outside of the U.S. or whose securities are traded on a non-U.S. exchange. Such securities are typically listed for trading on the NYSE or NASDAQ and, in some cases, may be traded in other over-the-counter markets or on foreign exchanges.

The Fund invests in closed-end funds that pursue a variety of strategies, including closed-end funds that invest in dividend and other income-producing securities (e.g., equity securities) and closed-end funds that invest in alternative assets, debt and loans, including high yield or non-investment grade securities. The closed-end funds have the flexibility to invest in a broad range of securities. The closed-end funds may invest in securities with a range of maturities from short- to long-term. Substantially all of the closed-end funds’ assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund’s closed-end fund investments may also invest in equity securities, municipal securities (including through depositary receipts or other securities convertible into securities of foreign issuers), mortgage-related and other asset-backed securities, REITs, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques, including investments in derivative instruments. The closed-end funds may also make short sales of securities or maintain a short position.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering or other offering, when, in the opinion of the Investment Manager, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The offering price typically can include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market. In seeking to maximize value, the Fund may also invest in closed-end funds that are, or the Investment Manager believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the closed-end fund’s NAV. Such activism may be initiated by the Investment Manager (on behalf of its other clients) or by third parties.

Special Purpose Acquisition Companies

A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a “SPAC Transaction”). The shares of a SPAC are issued in “units” that typically include one share of common stock and one warrant (or partial warrant) conveying the right to purchase additional shares. Within 52 days after the closing of the IPO, the shares of common stock and the warrants comprising the units will begin to trade separately and become freely tradeable. After going public, and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to exercise its warrants to receive additional shares even if a SPAC Transaction occurs if the Fund holding the warrant elects to redeem its shares of common stock and not participate in the SPAC Transaction.

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Debt and other Fixed Income Investments

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Private Credit. The Fund may also invest in debt securities issued by private companies. Generally, very little public information exists about these private companies, and the Fund will rely on the ability of the Investment Manager to obtain adequate information to evaluate the potential returns from investing in these companies. Private companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds. The Fund may invest in senior secured first lien term loans and senior secured second lien term loans issued by private companies. Additionally, the Fund may invest in debt securities issued by private companies that may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The Fund may also invest in private investment funds that invest in private debt and credit assets. In general, these interests are subject to underlying lock-ups, are not freely transferrable and/or have substantial transfer restrictions and no active trading market but may have certain rights as to redemption.

Senior Loans. The Fund may invest in senior secured floating rate and fixed rate loans or debt. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Senior loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. A senior loan typically is originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (collectively, the “Agent”) for a group of loan investors. The Agent typically administers and enforces the senior loan on behalf of the other loan investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the loan investors. Purchasers of senior loans and other forms of indebtedness depend primarily on the creditworthiness of the corporate or other borrower for payment of principal and interest.

Senior loans typically have a stated term of between five and nine years and have rates of interest that typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of senior loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Because of prepayments, the Investment Manager expects the average life of the senior loans in which the Fund invests to be shorter than the stated maturity.

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The Fund may purchase senior loans on a direct assignment basis. If the Fund purchases a senior loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. The Fund may also purchase, without limitation, participations in senior loans. The participation by the Fund in a lender’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” or “manufactured” convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. These securities may provide the Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

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Collateralized Loan Obligations. A Collateralized Loan Obligation (“CLO”) is a structured debt security, issued by a financing company (generally called a special purpose vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of bank loans. Investors in CLOs bear the credit risk of the underlying collateral. The bank loans are used as collateral supporting the various debt tranches issued by the SPV. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund may invest in all tranches, including lower-rated tranches. The Fund may invest in the equity or residual portion of the capital structure of CLOs. The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

High-Yield Securities. High-yield, or low and below investment grade securities are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Fund’s portfolio managers to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events. High-yield securities may be more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities may be issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more Nationally Recognized Statistical Rating Organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero- coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, the Fund may be more dependent on the Investment Manager’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

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Many lower-rated securities are not registered for offer and sale to the public under the Securities Act. Investments in these restricted securities may be determined by the Investment Manager to be liquid (able to be sold or disposed of in current market conditions in seven days or less without the sales or dispositions significantly changing the market value of the investment).

Mortgage Related Derivative Instruments. The Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and over-the-counter put and call options, futures and forwards on mortgages and MBS. The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities (“STRIPS”) program, all of which are backed by the full faith and credit of the United States.

Preferred Securities. The Fund may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

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Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Municipal Securities. The Fund may invest in municipal securities, which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) (or industrial development bonds, under pre-1986 law) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute municipal securities. The interest on municipal securities may bear a fixed rate or be payable at a variable or floating rate.

Distressed and Defaulted Securities. The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Credit Default Swaps. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its assets, the Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position.

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Structured Instruments. The Fund may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other fixed-income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.

Sovereign Governmental and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including foreign countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries; debt securities issued by government owned, controlled or sponsored entities located in foreign countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds (“TIPs”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Event-Linked Instruments/Catastrophe Bonds. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap.

Reinsurance Notes. The Fund may invest, directly or indirectly, in reinsurance contracts through shares or notes issued in connection with quota shares and/or may gain exposure to reinsurance contracts through excess of loss notes and/or industry loss warranties (collectively, “Reinsurance Notes”). As Reinsurance Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult to fully evaluate the underlying risk profile of Reinsurance Notes, which may place the Fund’s assets at greater risk of loss than if the Investment Manager had more complete information. The lack of transparency may also make the valuation of such investments more difficult and potentially result in mispricing that could result in losses to the Fund. In Reinsurance Notes, the Fund cannot lose more than the amount invested.

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Equity Securities

In addition to investments in closed-end funds and SPACs, the Fund may invest in other equity securities, including common stocks, warrants, REITs, depositary receipts, and listed and unlisted private equity funds or other private funds.

Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or the Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

REITs. The Fund may invest in equity interests and debt securities issued by REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate. The Fund may also invest in securities of companies and groups that have elected for the status of a REIT under Part 12 of U.K. Corporation Tax Act 2010 (as amended) (a “U.K. REIT”). A U.K. REIT is, broadly, a UK tax resident company (or the principal company of a group) that carries on a qualifying property rental business and has elected to be, and continues to qualify as, a U.K. REIT. U.K. REITs are entitled to an exemption from U.K. corporation tax on the profits and gains arising from their qualifying property rental business, subject to their satisfying a number of conditions on entry into the regime and on an ongoing basis. These conditions include, among others: (i) a requirement that the U.K. REIT's shares be admitted to trading on a "recognised stock exchange" (save that this requirement does not apply where at least 70% of the REIT's ordinary share capital is held by one or more "qualifying institutional investors"); (ii) a requirement that the company not be a "close company" for U.K. tax purposes (subject to an exception where the company would only be close by virtue of being held by one or more "qualifying institutional investors"); (iii) a requirement that the interest payable upon any borrowings of the U.K. REIT must not exceed a reasonable commercial return nor be contingent upon or variable by reference to the results of all or any part of the company's business or the value of any of its assets; (iv) a "balance of business" test, under which at least 75% of the U.K. REIT's total profits must derive from, and at least 75% of the value of its total assets must be represented by, its qualifying property rental business; (v) a distribution requirement, under which the U.K. REIT must distribute at least 90% of the income profits of its qualifying property rental business by way of dividend within specified time limits; and (vi) an "interest cover" test under which the company's profits from its qualifying property rental business divided by its property finance costs must be 1.25 or greater. There can be no assurance that any U.K. REIT in which the Fund invests will continue to satisfy these conditions throughout the period of the Fund’s investment. Failure by a U.K. REIT to satisfy the applicable conditions may have significant adverse U.K. tax consequences.

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Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.

Private Equity Funds. The Fund may invest directly in private equity funds and listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Fund may invest in private equity funds and listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in other private equity funds making debt investments or investments in companies at other stages of development. The Fund may also make these private equity investments directly. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.

An investment in a private fund may be made in the primary offering of such fund’s securities or acquired in the secondary market. Such investments may constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act of 1933.

The Investment Manager evaluates private funds based on the depth of resources of management, consistency of investment process, prior investment performance, expenses, and purity of exposure to an asset class using information contained in such private funds’ marketing materials, including private placement memoranda, and gained from the Investment Manager’s relationships with the management of such private funds. The Investment Manager aims to invest in private funds managed by investment managers who the Investment Manager believes have the ability to invest successfully in their respective strategy, geography, and/or sector.

Foreign Investments and Emerging Markets

Non-U.S. Securities. The Fund may invest without limit in securities of non-U.S. issuers (“Non-U.S. Securities”). These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as “Brady Bonds;” (ii) debt obligations of supranational entities; (iii) debt obligations and other debt securities of foreign corporate issuers; (iv) fixed income securities issued by corporations that generate significant profits from non-U.S. countries; and (v) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to Non-U.S. Securities or indices of Non-U.S. Securities. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest or dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

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Emerging Markets Investments. The Fund may invest without limitation in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Fund’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Fund invests significantly in one country. Less information about emerging market issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Emerging markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Investment Manager may not be able to sell the Fund’s portfolio securities in amounts and at prices they consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging market countries and their securities markets.

Foreign Currency Transactions. The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in non-U.S. currencies and the income received by the Fund from such securities will be paid in non-U.S. currencies. The Fund also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Fund may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has the flexibility to engage in such transactions, the Investment Manager may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Other Investment Companies

In addition to investments in closed-end funds and non-U.S. equivalents (e.g., investment trusts traded on non-U.S. exchanges), the Fund may invest in securities of other investment companies (including exchange-traded funds, business development companies, interval funds, REITs, and money market funds, including other investment companies managed by the Investment Manager or its affiliates), subject to applicable regulatory limits, that invest primarily securities of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies (except that it will not be subject to duplicate advisory fees with respect to other investment companies managed by the Investment Manager or its affiliates). The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available equity and/or fixed-income securities investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which the Fund may be subject to the extent it employs a leverage strategy. Additionally, the Fund may invest in other investment companies that have exposure to and may invest in digital assets that utilize blockchain technology.

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Private Funds

The Fund may invest in private funds that pursue private credit, real estate, reinsurance, fixed income or equity strategies without preference to any sector in which such private funds may invest. Additionally, the Fund may invest in private funds that have exposure to and may invest in digital assets that utilize blockchain technology. An investment in a private fund may be made in the primary offering of such fund’s securities or acquired in the secondary market. Such investments may constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act of 1933.

The Investment Manager evaluates private funds based on the depth of resources of management, consistency of investment process, prior investment performance, expenses, and purity of exposure to an asset class using information contained in such private funds’ marketing materials, including private placement memoranda, and gained from the Investment Manager’s relationships with the management of such private funds. The Investment Manager aims to invest in private funds managed by investment managers who the Investment Manager believes have the ability to invest successfully in their respective strategy, geography, and/or sector.

Other Investments/Techniques

Short-Term Debt Securities; Temporary Defensive Positions; Invest-Up Period. During temporary defensive periods (e.g., times when, in the Investment Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which fixed income securities are available, or in connection with the termination of the Fund) and in order to keep cash on hand fully invested, including the period during which the net proceeds of this offering of common shares (or preferred shares, should the Fund determine to issue preferred shares in the future) are being invested, the Fund may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Fund may invest directly. The Investment Manager’s determination that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent or in connection with the termination of the Fund.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

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Derivatives. The derivative instruments (both exchange-traded and over-the-counter instruments) in which the Fund may invest include forwards (such as forward foreign currency contracts, and forward interest rate agreements), futures (such as currency, equity, fixed income/debt (including interest rate), and index futures), options (including options on swaps (commonly known as swaptions), options on futures, options on indices, writing (selling) calls against positions in the portfolio (covered calls) or writing (selling) puts), structured investments (such as equity-linked notes), and swaps (such as total return, credit default, credit default index, fixed income/debt (including interest rate swaps), and swaps on index futures). The Fund typically will not gain investment exposure to the commodities markets directly, but may do so indirectly through investment in one or more subsidiaries. The Fund complies with provisions of the Investment Company Act governing investment policies on an aggregate basis with each subsidiary and the provisions of the Investment Company Act governing capital structure and leverage on an aggregate basis with the subsidiary so that the Fund treats each subsidiary’s debt as its own for purposes of Section 18. Any investment adviser to a subsidiary complies with provisions of the Investment Company Act relating to investment advisory contracts (Section 15) as if it were an investment adviser to the Fund under Section 2(a)(20) of the Investment Company Act. Each subsidiary complies with provisions relating to affiliated transactions and custody. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset, instrument, or other reference, to increase market exposure and investment flexibility, or to obtain or reduce particular exposures.

The Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this SAI. The Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares.

Under Rule 18f-4 under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis (including on a “TBA” (to be announced) basis) or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Board of New York, the Fund or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the NAV of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Restricted and Illiquid Investments. The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.

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INVESTMENT RESTRICTIONS

The following are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares, if any, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, if any, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person (including participation by means of remote or “virtual” communication) or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Except as described below, each Fund may not:

Target Fund	Acquiring Fund
Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;	Issue senior securities, except insofar as the Acquiring Fund may be deemed to have issued a senior security by reason of: (i) entering into certain interest rate hedging transactions; (ii) entering into reverse repurchase agreements; (iii) borrowing money in an amount permitted under the Investment Company Act, including the rules, regulations, interpretations thereunder, and any exemptive relief provided by the SEC; or (iv) issuing a class or classes of preferred shares in an amount not exceeding 50%, or such other percentage permitted by law, of the Acquiring Fund’s total assets less all liabilities and indebtedness not represented by senior securities;

Borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;	Invest more than 25% of its total assets in any industry;

Invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies);	Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans;

Act as an underwriter except to the extent the Target Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;	Purchase or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs;

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Target Fund	Acquiring Fund
Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;	Make loans of money or property to any person, except that the Acquiring Fund: (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements; or

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Target Fund from purchasing or selling securities secured by real estate or interests therein or securities of issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein;	Make investments on margin or hypothecate, mortgage, or pledge any of its assets except for the purpose of securing borrowings as described in connection with the issuance of senior securities and then only in an amount up to 33 ⅓% (50% in the case of the issuance of a preferred class of shares), or such other percentage permitted by law, of the value of the Acquiring Fund’s total assets (including, with respect to borrowings, the amount borrowed) less all liabilities other than borrowings (or, in the case of issuance of senior securities, less all liabilities and indebtedness not represented by senior securities).

Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Target Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC; or

Make investments for the purpose of exercising control over or management of the issuers of any security.

With respect to each Fund, under the 1940 Act, a Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.

For avoidance of doubt, the restriction covering investments in “real estate” and “real estate mortgage loans” does not cover equity investments in REITs. Also for avoidance of doubt, investments in “commodities or commodity futures contracts” does not cover investments in interest rate, security-based or currency derivatives.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives.

For the fiscal years ended October 31, 2025 and October 31, 2024, the portfolio turnover rates of the Target Fund were as follows:

Target Fund
2025	2024
79.44%	209.43%

For the fiscal years ended October 31, 2025 and October 31, 2024, the portfolio turnover rates of the Acquiring Fund were as follows:

Acquiring Fund
2025	2024
115.70%	129.43%

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There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for either Fund. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to common shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. Additionally, in a declining market, portfolio turnover may create realized capital losses.

INVESTMENT MANAGER

Investment Manager

The Investment Manager to both Funds is a regulated investment adviser and is responsible for the management of the Funds’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. Subject to the oversight of the Boards, the Investment Manager manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of affiliates and third parties in managing the Funds’ investments. At present, the Investment Manager has not engaged any investment sub-adviser for the Fund. The Investment Manager is located at 405 Lexington Avenue, 58th Floor, New York, New York 10174.

As of June 30, 2026, the Investment Manager’s assets under management were approximately $6.1 billion. The Investment Manager focuses on credit relative value, tail hedge, and closed-end funds. The Investment Manager’s investors are predominantly institutions and include corporate pensions, public pensions, foundations, fund of funds, endowments, and family offices.

Investment Management Agreement

References to the “Fund” in the following section refer to both the Target Fund and the Acquiring Fund.

Although the Investment Manager intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Manager are not exclusive and the Investment Manager provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”) also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager (and its officers, managers, agents, employees, partners, controlling persons, members, and any other persons or entity affiliated with the Investment Manager) is not be liable to the Fund, the members of the Board, or any of the Fund’s shareholders for any act or omission by the Investment Manager in the course of, or connected with, rendering advisory services provided from time to time by the Investment Manager or for any losses that may be sustained in the purchase, holding or sale of any security of the Fund. The Investment Management Agreement also provides for indemnification by the Fund of the Investment Manager, its officers, managers, employees, agents, partners, controlling persons, members, and any other person affiliated with the Investment Manager for all damages, liabilities, costs and expenses incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

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The table below sets forth information about the total management fees paid by the Fund to the Investment Manager, and the amounts waived and reimbursed by the Investment Manager, for the periods indicated:

Acquiring Fund:

Fiscal Year Ended	Paid to the Investment Manager	Waived and Reimbursed by the Investment Manager
October 31, 2025	$4,420,321	$950,631
October 31, 2024	$4,340,801	$987,184
October 31, 2023	$4,797,121	$450,898

Target Fund:

Fiscal Year Ended	Paid to the Investment Manager	Waived and Reimbursed by the Investment Manager(1)
October 31, 2025	$1,873,007	$0
October 31, 2024	$1,755,829	$71,806
October 31, 2023[1]	$0	$0

1) The Investment Manager was not the adviser for the Target Fund in 2023.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Boaz Weinstein and Paul Kazarian are portfolio managers of the Target Fund and the Acquiring Fund. Mr. Weinstein and Mr. Kazarian will manage the combined fund upon completion of the Merger.

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Funds for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2026:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Boaz Weinstein	3	$957	14	$4,369	8	$523
Paul Kazarian	3	$957	13	$4,222	7	$456

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2026.

The portfolio managers are compensated by the Investment Manager and do not receive any compensation directly from the Funds. Each portfolio manager receives a base salary and, as a partner in the firm, earns profit distributions as well as discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as the Investment Manager’s profitability and each portfolio manager’s individual performance and team contribution. No portfolio manager is compensated based on Fund performance or on the value of assets held in the Funds’ portfolio.

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Securities Ownership of Portfolio Managers

As of April 30, 2026, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Dollar Range of Equity Securities of the Acquiring Fund Beneficially Owned	Dollar Range of Equity Securities of the Target Fund Beneficially Owned
Boaz Weinstein	%0	$100,000 - $500,000
Paul Kazarian	%0	%0

Potential Material Conflicts of Interest of Saba Capital Portfolio Managers

Certain business activities of the Investment Manager may lead to potential conflicts of interest. For example, the portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with the concurrent management of the Fund’s investments and the investments of the portfolio managers’ other accounts. The other accounts may have similar investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of those similar investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Funds trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Investment Manager has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the portfolio managers are fairly and equitably allocated. Other present and future activities of the Investment Manager may give rise to additional conflicts of interest. For example, the investment activities of an account that the Investment Manager manages, or more generally the activities of the Investment Manager, may result in another account being required to forgo certain investment or divestment activity or otherwise restrict the ability of the account to engage in certain activities that would not otherwise be prohibited. In the event that a conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner, as measured over time.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility to vote proxies for securities held in each Fund’s portfolio to the Investment Manager. Proxies for the portfolio securities are voted in accordance with the Investment Manager’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge on the Fund’s website at www.sabacef.com and (ii) on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

References to the “Fund” in the following section refer to both the Target Fund and the Acquiring Fund.

The policy of the Fund regarding purchases and sales of securities of each of the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Fund has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

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The Investment Manager owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker or dealer for each specific transaction, the Investment Manager chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple brokers or dealers. The Investment Manager may also use electronic crossing networks (“ECNs”) when appropriate.

The Investment Manager may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Investment Manager does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Investment Manager, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Investment Manager may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Investment Manager, but only if the Investment Manager determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (1) cause clients to pay higher commission than the firm might otherwise be able to negotiate; (2) cause clients to engage in more securities transactions than would otherwise be optimal; and (3) only recommend brokers that provide soft dollar benefits.

The Investment Manager faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Investment Manager is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Investment Manager’s expenses to the extent that the Investment Manager would have purchased such products had they not been provided by brokers. Section 28(e) of the Exchange Act permits the Investment Manager to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Investment Manager may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Investment Manager, effectively cross-subsidizing the other accounts managed by the Investment Manager that benefit directly from the product. The Investment Manager may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Investment Manager is responsible for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Investment Manager. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

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The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Information about the brokerage commissions paid by each Fund, including commissions paid to affiliates, for the last three fiscal years, is set forth in the following table:

Acquiring Fund:

Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
October 31, 2025	$111,896	$0
October 31, 2024	$120,257	$0
October 31, 2023	$162,579	$0

Target Fund:

Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
October 31, 2025	$72,729	$0
October 31, 2024	$65,555	$0
October 31, 2023	$0	$0

For the fiscal year ended October 31, 2025, the brokerage commissions paid to affiliates by each Fund represented 0% of the aggregate brokerage commissions paid and involved 0% of the dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing third-party research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2025. The provision of third-party research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid by each Fund to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved
$0	$0

As of October 31, 2025, the Fund did not hold securities of its “regular brokers or dealers” (as defined in Rule 10b-1 under the Investment Company Act) whose shares were purchased during the fiscal year ended October 31, 2025.

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FEDERAL INCOME TAX MATTERS

References to the “Fund” in the following section refers to both the Target Fund and the Acquiring Fund.

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of each Fund. Except as otherwise noted, this discussion assumes you are a taxable U.S. holder (as defined below). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussions set forth here do not constitute tax advice. This discussion assumes that investors hold common shares of the Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding any matters discussed herein. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of non-U.S., state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Fund’s common shares, as well as the effects of state, local and non-U.S. tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of Section 451(b) of the Code, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

(i)	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

(ii)	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

(iii)	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes, whose status as a U.S. person is not overridden by an applicable tax treaty.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify to be taxed as a registered investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.”

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As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its net tax-exempt interest income, if any, and (ii) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid. The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year, which ends on October 31). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s earnings and profits. Provided that certain holding period and other requirements were met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

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The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.

Foreign currency gain or loss on foreign currency exchange contracts, non-U.S. dollar-denominated securities contracts, and non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Income from options on individual securities written by the Fund will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

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Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of Common Shareholders

Fund distributions of its tax-exempt interest on municipal securities, if properly reported by the Fund to its shareholders (“exempt-interest dividends”), will generally be exempt from regular federal income tax. In order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt obligations on a quarterly basis. Although the Fund intends to meet this requirement, no assurance can be given in this regard. If the Fund failed to do so, it would not be able to pay tax-exempt dividends, and your distributions attributable to interest received by the Fund from any source (including distributions of tax-exempt interest income) would be taxable as ordinary income to the extent of the Fund’s earnings and profits.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund expects to report the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits, other than exempt-interest dividends (“ordinary income dividends”), are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as “qualified dividend income” eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradeable on an established securities market in the United States). There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends received deduction.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.

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Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in the first month of the taxable year that was declared sometime in the last three months of the previous taxable year to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on the last day of the taxable year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Interest on certain “private activity bonds” is an item of tax preference subject to the alternative minimum tax on individuals. The Fund may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Fund could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

If the Fund conducts a tender offer for its shares, a repurchase by the Fund of a shareholder’s shares pursuant to such tender offer generally will be treated as a sale or exchange of the shares by a shareholder provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the tender offer, or (iii) the tender offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the tender offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a tender offer will be subject to basis adjustments in accordance with the provisions of the Code.

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Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular tender offer, shareholders who do not sell shares pursuant to that tender offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the tender offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that tender offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the tender offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

If the Fund liquidates, shareholders generally will realize capital gain or loss upon such liquidation in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in its shares. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in Fund shares of greater than one year, and otherwise will be short-term.

The foregoing discussion does not address the tax treatment of shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the tender offer or upon liquidation of the Fund.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s common shares.

A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of exempt-interest dividends or net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.

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Ordinary income dividends properly reported by the RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute Form). In the case of common shares held through an intermediary, the intermediary may have withheld tax even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

In addition, under the Foreign Account Tax Compliance Act, or FATCA, withholding at a rate of 30% will apply to dividends paid in respect of common shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares of the Fund are held will affect the determination of whether such withholding is required. Similarly, dividends paid in respect of common shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to common shareholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s common shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale proceeds payable to certain non-exempt common shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the Internal Revenue Service.

Ordinary income dividends, capital gain dividends, and gain from the sale or other disposition of common shares of the Fund also may be subject to state, local, and/or foreign taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

Under U.S. Treasury regulations, if a common shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder in a single taxable year (or $4 million or more in any combination of taxable years in which the transaction is entered into and the five succeeding taxable years) or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of taxable years in which the transaction is entered into and the five succeeding taxable years), the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

***

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisers for more detailed information concerning the U.S. federal income taxation of the Fund and the income tax consequences to its holders of common shares.

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CUSTODIAN and TRANSFER AGENT

The custodian of the assets of each Fund is Bank of New York Mellon, whose principal business address is 240 Greenwich Street, New York, NY 10286. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Equiniti Trust Company, LLC, whose principal business address is 48 Wall Street, 22nd Floor, New York, NY 10005, serves as the Fund’s transfer agent with respect to the common shares.

SUPPLEMENTAL FINANCIAL INFORMATION AND EXPERTS

The financial statements and financial highlights of each Fund contained in their Annual Reports have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their reports thereon. In reliance upon such reports given on the authority of [●] as experts in accounting and auditing, the audited financial statements and financial highlights and related independent registered public accounting firm’s report for (i) the Target Fund, contained in the Target Fund’s Annual Report for the fiscal year ended October 31, 2025 (as filed January 2, 2026) (File No. 811-05459); and (ii) the Acquiring Fund, contained in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2025 (as filed January 2, 2026) (File No. 811-05410), are incorporated herein by reference. The principal business address of [●] is [●].

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Merger, is included under the heading “The Proposal—A. Synopsis—Comparative Expense Information” in the Proxy Statement/Prospectus.

The Merger will not result in a material change to the Target Fund’s investment portfolio due to the commonality of both Funds’ portfolio holdings.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

SABA CAPITAL PROXY VOTING POLICY

Proxy Voting Policies and Procedures1

August 2026

[1]	Reformatted for public filing purposes.

Proxy Voting Policies and Procedures

The Firm makes investments on behalf of the Clients it advises in securities of public and private issuers. The Firm has the authority to vote proxies relating to such securities on behalf of the Clients. Rule 206(4)-6 of the Advisers Act places a variety of requirements on advisers who have such authority. Each of Saba Capital and Saba LT has adopted policies and procedures to ensure proxies are voted in compliance with the Advisers Act and in the best interest of their respective Client(s) (the “Policy”).

Proxy Voting Policy for Saba Capital

A.	General Policy for Clients That Are Private Funds, Separately Managed Accounts, and Non-U.S. Public Investment Funds

The Firm’s general policy is to vote proxy proposals, amendments, consents, or resolutions relating to investments in securities by Clients, including interests in Private Funds, if any (collectively “proxies”), in a manner that it believes serves the best interests of the Clients. The Firm has engaged Broadridge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of the Firm, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”)2.

With respect to Clients that are Private Funds, separately managed accounts, or non- U.S. public investment funds and in connection with proposals relating to investments in the Firm’s closed-end fund and dislocation strategy (the “Closed-End Fund and Dislocation Strategy Investments”) including but not limited to closed-end funds, investment trusts, real estate investment trusts (“REITs”), business development companies (“BDCs”), interval funds, tender offer funds, and other similar investments, the Firm will (1) generally vote in favor of liquidation, open-ending, and tender offers; non-continuation against entrenched boards of directors and/or investment maangers; and in favor of other similar votes that the Firm, in its good faith, believes can potentially positively impact (i.e., narrow) a Closed-End Fund and Dislocation Strategy Investment’s discount (collectively, “Discount Recommendations”) and (2) for all other Closed-End Fund and Dislocation Strategy Investment-related matters, generally vote in accordance with Glass Lewis or in accordance with Sections B or D hereof. In certain situations, Saba may elect to abstain from voting a proxy if it believes that such abstention is in the best interests of the relevant Clients or if a Mirror Vote (as defined below) is not operationally feasible.

[2]	Glass, Lewis & Co., LLC is an independent proxy research and voting solutions firm, which has detailed policies and procedures dictating voting recommendations. They regularly disclose any conflicts of interest related to their services and voting recommendations, and have controls and safeguards to mitigate potential conflicts. The Firm maintains copies of their proxy voting policy and guidelines on site, and they are also available for viewing at http://www.glasslewis.com/resource/.

In the event the Firm believes that it may have a conflict of interest relative to a specific proxy vote for a Client portfolio holding (including a Closed-End Fund and Dislocation Strategy Investment holding), the Firm shall vote such proxies, on behalf of its Clients in accordance with any of the following, in the Firm’s good faith: (i) the recommendation of Glass Lewis or (ii) in accordance with Section D hereof.

B.	Overrides With Respect to Votes On Behalf of Clients That Are Private Funds, Separately Managed Accounts, and Non-U.S. Public Investment Funds

The Firm may, from time to time, determine that it is in the best interests of its Clients, who are Private Funds, separately managed accounts, or non-U.S. public investment funds, to depart from (i) specific Glass Lewis recommendations and (ii) Discount Recommendations, such as where a portfolio manager has a view on a particular issuer or corporate action that deviates from such recommendations. Investment professionals deviating from these recommendations must provide Compliance with a written explanation of the reason for the deviation, except with respect to proxy proposals relating to Closed-End Fund and Dislocation Strategy Investments that are in favor of liquidation, open-ending or tender offers, or against entrenched directors.

C.	Registered Fund Proxy Policy

With respect to Clients that are Registered Funds and/or U.S. registered investment companies registered under the Investment Company Act, the Firm has undertaken the responsibility to vote proxies for securities held by the Registered Funds. Proxies for the portfolio securities are voted in accordance with the Registered Funds’ proxy voting guidelines, which are set forth in the applicable governing documents. When one of the Registered Funds exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Registered Funds (and in the case of ETF, pursuant to Section 12(d)(1)(F) of the Investment Company Act), the Firm will generally (i) seek instruction from the applicable Registered Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, (ii) vote the shares held by the Registered Funds in the same proportion as the vote of all other holders of the securities of the investment company (“Mirror Vote”), unless operationally infeasible, in which case the Registered Funds may abstain, or (iii) elect to not submit a proxy vote. However, under certain circumstances (including when the Firm believes voting the shares in a particular manner is in the best interests of BRW and/or SabaIncII) and only to the extent permitted by law, the Firm may vote the shares of an investment company in the same manner as would be voted for other Clients holding such shares in accordance with Section A above. For purposes of this Appendix V, all references to “investment companies” in the context of an investment and not a Client shall be deemed to include both U.S. registered investment companies registered under the Investment Company Act and other similar investments in public investment funds subject as such to non-U.S. regulation, including but not limited to, U.K. investment trusts, Australian closed-end funds, and other public non-U.S. Closed-End Fund and Dislocation Strategy Investments.

D.	Consent of Majority of Independent Directors or Certain Investors

In the Firm’s good faith, the Firm may seek, with respect to one or more Clients, the consent of the majority of the independent directors of any such Client (the “Independent Board”) and vote in accordance with the recommendation adopted by the majority of such Independent Board. Additionally, the Firm, with respect to Private Funds, separately managed accounts, or non-U.S. public investment funds, may seek the consent of all investors or shareholders, as applicable, or, in the case that the Firm is a sub-adviser to a fund, such fund’s adviser, and vote in accordance with the recommendation adopted by such investors or shareholders, as applicable, or adviser.

E.	Record of Proxy Voting

The Firm will maintain, or have available, (i) written or electronic copies of each proxy statement received and of each executed proxy, (ii) a record of all Firm proxy votes, (iii) a record of any Firm determination to follow the Conflicts Voting Procedure and the rationale therefor, and (iv) a record of any override to Glass Lewis recommendations and documented rationale and analysis that were material to making the voting decision.

The Firm will also maintain a record of each written request from an investor for proxy voting information and the Firm's written response to any request (oral or written) from an investor for proxy voting information.

As Glass Lewis is the Firm’s proxy voting vendor, Compliance performs a review, at least annually, of potential conflicts of interest related to Glass Lewis consistent with SEC guidance3 4

1.	An explanation of the methodology underlying the voting advice, including material deviations from the proxy advisory firm’s publicly announced guidelines or standard methodologies, if omitting such an explanation would make the voting advice materially false or misleading;

2.	To the extent the proxy voting advice is based on third-party sources or is otherwise not solely based on the issuer’s public disclosures, disclosure about these sources and the extent to which the information differs from the issuer’s public disclosures, if the differences are material and failure to disclose would make the voting advice false or misleading; and

3.	Disclosures about material conflicts of interest associated with providing the proxy voting advice that are sufficient to enable the Firm to make an assessment of the conflicts.

[3]	Commission Interpretation and Guidance Regarding the Applicability of the Proxy Rules to Proxy Voting Advice, Exchange Act Release No. 34-86721 (Aug. 21, 2019), available at https://www.sec.gov/rules/interp/2019/34-86721.pdf.

[4]	Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers, Investment Advisers Act Release No. IA-5325 and Investment Company Act Release No. IC-33605 (Aug. 21, 2019), available at https://www.sec.gov/rules/interp/2019/ia-5325.pdf

PART C
OTHER INFORMATION

Item 15. Indemnification

Section 1 of Article VIII of Saba Capital Income & Opportunities Fund’s (the “Registrant”) Declaration of Trust, as amended, provides as follows:

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust dated December 2, 1987 - Incorporated herein by reference to Amendment No. 20 to Registrant’s Registration Statement under the Investment Company Act of 1940 (the “Investment Company Act”) on Form N-2 (File No. 811-5410), filed on September 16, 1996.

(1)(b)	Amendment effective April 12, 1996 to the Agreement and Declaration of Trust dated December 2, 1987 - Incorporated herein by reference to Amendment No. 20 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on September 16, 1996.

(1)(c)	Amendment, effective November 16, 1998, to the Agreement and Declaration of Trust dated December 2, 1987 - Incorporated herein by reference to Amendment No. 29 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on December 2, 1998.

(1)(d)	Amendment, dated October 20, 2000, to the Agreement and Declaration of Trust dated December 2, 1987 - Incorporated herein by reference to Amendment No. 38 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on October 23, 2000.

(1)(e)	Amendment, effective March 1, 2002, to the Agreement and Declaration of Trust dated December 2, 1987 - Incorporated herein by reference to Amendment No. 45 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on April 30, 2002.

(1)(f)	Amendment to the Agreement and Declaration of Trust dated June 11, 2010 - Incorporated herein by reference to Amendment No. 85 to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on April 27, 2011.

(1)(g)	Amendment to the Agreement and Declaration of Trust dated January 23, 2014 - Incorporated herein by reference to Amendment No. 100 to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on June 24, 2014.

(2)(a)	Amended and Restated By-Laws - Incorporated herein by reference to exhibit (b) of the Registrant’s Registration Statement on Form N-2 (File No. 811-05410) filed on June 26, 2020.

(2)(b)	Amended and Restated By-Laws, dated August 5, 2020 - Incorporated herein by reference to exhibit (b) of the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-05410) filed on July 3, 2025.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is included in Appendix A to the Joint Proxy Statement/Prospectus.

(5)	Selected Provisions of the Articles of Incorporation and the Amended and Restated Bylaws of the Registrant Defining the Rights of Shareholders are incorporated by reference to Exhibit 1(a)-1(g) and Exhibit 2(a)-2(b) above.

(6)	Investment Management Agreement between Saba Capital Income & Opportunities Fund and Saba Capital Management, L.P., dated May 21, 2021 - Incorporated herein by reference to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811- 05410) filed on September 18, 2025.

(7)	Not Applicable.

(8)	Not Applicable.

(9)(a)	Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company effective November 1, 2001 - Incorporated herein by reference to Amendment No. 57 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on June 28, 2004.

(9)(b)	First Amendment, dated March 1, 2002, to the Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company effective November 1, 2001 - Incorporated herein by reference to Amendment No. 57 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on June 28, 2004.

(9)(c)	Second Amendment dated October 1, 2007 to the Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company effective November 1, 2001 - Incorporated herein by reference to Amendment No. 73 to Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on June 27, 2008.

(9)(d)	Third Amendment, dated August 2, 2010, to the Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company effective November 1, 2001- Incorporated herein by reference to Amendment No. 85 to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811-5410), filed on April 27, 2011.

(9)(e)	Custody Agreement between Registrant and the Bank of New York Mellon, dated June 4, 2021 - Incorporated herein by reference to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811- 05410) filed on September 19, 2025.

(9)(f)	Amendment, dated February 8, 2022, to the Custody Agreement, dated June 4, 2021- Incorporated herein by reference to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811- 05410) filed on September 19, 2025.

(10)	Not Applicable.

(11)	Opinion and Consent of Counsel – to be filed by amendment.

(12)	Opinion and Consent of Counsel supporting the tax matters discussed in the Proxy Statement/Prospectus – to be filed by amendment.

(13)(a)	Services Agreement between Registrant and Equiniti Trust Company, LLC – filed herein.

(13)(b)	Credit Agreement between Registrant and Toronto-Dominion Bank, New York Branch dated June 20, 2021 - Incorporated herein by reference to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811- 05410) filed on September 19, 2025.

(13)(c)	Amendment No. 10, dated January 17, 2025, to the Credit Agreement dated June 20, 2021 - Incorporated herein by reference to the Registrant’s Registration Statement under the Investment Company Act on Form N-2 (File No. 811- 05410) filed on September 19, 2025.

(13)(d)	Amendment No. 11, dated January 20, 2026, to the Credit Agreement dated June 20, 2021 – filed herein.

(14)	Consent of independent registered public accounting firm – to be filed by amendment.

(15)	Not Applicable.

(16)	Powers of Attorney – filed herein.

(17)	Not Applicable.

(18)	Calculation of Filing Fee Tables – filed herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the New York City and the State of New York, on the 27 day of August, 2026.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Paul Kazarian
Paul Kazarian
Chief Executive Officer

As required by the Securities Act of 1933, this Registrant’s registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title

/s/ Paul Kazarian	Chief Executive Officer
Paul Kazarian

/s/ Troy Statczar	Principal Financial Officer, Treasurer
Troy Statczar

/s/ Andrew Kellerman*	Trustee
Andrew Kellerman

/s/ Karen Caldwell*	Trustee
Karen Caldwell

/s/ Ketu Desai*	Trustee
Ketu Desai

/s/ Anatoly Nakum*	Trustee
Anatoly Nakum

*By:	/s/ Michael D’Angelo
(Michael D’Angelo, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
(13)(a)	Services Agreement between Registrant and Equiniti Trust Company, LLC
(13)(d)	Amendment No. 11, dated January 20, 2026, to the Credit Agreement dated June 20, 2021
(16)	Powers of Attorney
(18)	Calculation of Filing Fee Tables